UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2016

Date of reporting period: December 31, 2015

Item 1:	Reports to Stockholders

Semi-Annual Report
December 31, 2015

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER (Unaudited)

January 22, 2016

Dear Fellow Shareholders:

    U.S. stocks have struggled to gain ground in recent months as a confluence of factors, including a strong U.S. dollar, increased stress in emerging markets, and plummeting commodity prices, have created significant cross-currents for investors.

Economic Overview

    The U.S. economy has continued on a similar path to that experienced over the last several years, marked by moderate gross domestic product (GDP) growth in the +2% to +2.5% range, with minimal inflation pressure. Labor markets have generally surprised on the upside, with a particularly strong report for the month of December, closing a strong year with 2.65 million jobs being created and the unemployment rate dropping to a cycle low of 5.0%. Although consumer spending trends have remained relatively steady in 2015, there has been some disappointment in the lack of acceleration, given improved labor markets, an uptick in wages (albeit modest) and plummeting energy prices. In fact, data point to slowing consumer spending trends in the fourth quarter of 2015, including a moderation in auto sales during the final month of the year. Furthermore, weakness in the manufacturing sector intensified toward the end of the year, as the combination of a stronger dollar and dramatic cuts in energy-related capital spending were key factors pushing activity lower. Bottom line, while downside risks are building, we expect overall economic growth in 2016 to be similar to that in 2015.

    With respect to interest rates, Treasury yields increased modestly in 2015, as the Federal Reserve (the “Fed”) raised the targeted range for the federal funds rate for the first time in nearly a decade. While the Fed has communicated the likelihood of further interest rate increases in 2016, we expect a slower than expected pace due to a number of factors, including ongoing muted inflation trends, as commodity prices and the stronger dollar are having a pronounced impact. In addition, as discussed above, the “soft patch” in economic data towards the end of the year may begin to manifest itself in some moderation in job growth which, to this point, has been the most positive aspect of the economic landscape.

    Outside the U.S., growth trends have been widely divergent. The euro area remains on the track of modest expansion, with stability in its manufacturing sector, accelerating job creation, and signs of improving health in its struggling banking system. The Japanese economy continues to stumble forward; however, we continue to believe that Prime MinisterAbe’s policy initiatives will be blunted by the country’s pervasive structural problems (i.e., aging population, rigid labor markets, lack of innovation, elevated public debt levels). Furthermore, Japan’s reliance on exports may be increasingly problematic, as its emerging market export customers are facing growth challenges. This includes China, where growth continues to decelerate as the country transitions to a more consumer-driven economy that is less dependent on investment and exports. While fiscal and monetary stimulus measures are in place, we continue to expect the “growing pains” there to result in continued economic deceleration, with the massive increase in the country’s debt levels posing downside risks. This build-up in debt is not isolated to China; most developing economies have seen a marked increase in debt levels over the past several years, including countries dependent on commodity prices, such as Brazil.

    We believe the impact of this indebtedness is a dangerous source of downside risks for the global economy.

Equity Strategy

    Equities prices have fluctuated significantly over the second half of 2015. Looking ahead, we believe the performance of U.S. stocks will be increasingly dependent on a resumption of corporate earnings growth, after the numerous headwinds experienced in 2015.

    While we believe stocks have potential to grind higher in the year ahead, the resumption of the strong returns experienced earlier in the market/ economic cycle is unlikely to occur due to several key challenges confronting investors. First, the Federal Reserve is reversing the unprecedented accommodative monetary policy in place over the past several years, and will likely raise short-term rates further on any signs of incremental economic strength or a pickup in inflation. Second, growth in emerging economies (including China) continues to decelerate and, perhaps, poses the greatest risk to global growth, as discussed above. Third, surveys of CEO confidence have shown a notable deterioration in recent months, which has implications for capital spending and merger and acquisition activity, which has been an important contributor to positive investor sentiment over the last few years. And, finally, geopolitical risks (especially terrorism) are unlikely to ease, and domestic political/ policy uncertainty is likely to be on the rise in this election year.

    Of course, when market volatility picks up amid greater uncertainty, it is natural for investors to overlook the positives, and there are some important ones. These include still ample liquidity on corporate balance sheets; reasonable equity valuations; low interest rates and inflation; and solid fundamentals for U.S. consumers, given healthy labor markets, reduced debt burdens and low energy costs. However, although valuations for stocks are reasonable, we believe P/E (price/earnings) multiples are unlikely to move higher at this point in the cycle. Earnings growth, therefore, will likely be the primary driver of stock returns, and Sit Mutual Funds’ equity portfolios emphasize diverse holdings of high quality companies with visible growth opportunities. From a sector standpoint, this leads to our overweighted positions in the health care and technology sectors, along with some consumer-oriented companies. Given

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

limited growth prospects, the non-energy minerals, utilities, communications and energy minerals sectors carry relatively small weights in the Funds. We have recently reduced exposure to the producer manufacturing sector, as the strong U.S. dollar and emerging market weakness is creating challenges for many industrial companies. In addition to earnings growth, we believe investors will continue to seek out companies paying solid dividends in an environment of modest returns and increasing volatility. While dividends have historically been sought out by investors in larger companies, we recently introduced the Sit Small Cap Dividend Growth Fund to capitalize on our belief that many small companies are increasing pay-outs to shareholders. Also, valuations for small stocks, in general, are reaching attractive levels, in light of the stock price correction that began in mid-2015.

    Outside the U.S., we continue to overweight Europe relative to respective benchmarks, as valuations remain attractive and we expect corporate earnings growth to improve in many markets. We remain significantly underweight Japanese equities across international strategies, as the backdrop for domestic growth continues to be challenging and export growth will likely be challenged by weaker developing economies. As previously discussed, we are closely monitoring the potential for a widespread debt-related crisis in many emerging countries as our emphasis is on healthier countries such as India, where we expect GDP growth of over +7% in 2016. While the Chinese equity market has been extremely volatile over the past few quarters and valuations appear attractive, we remain concerned about downside risks to economic growth. Hence, we are maintaining a defensive strategy there, emphasizing consumer-related companies with strong balance sheets.

    The one common theme throughout each Sit Equity Mutual Fund is an emphasis on quality. Quality, from our perspective, reflects proven management teams, sustainability of business models, strong balance sheets, and quality of earnings, with generation of free cash flow an important indicator. We believe this quality orientation is critical, as the market/economic cycle has now reached its mature phase.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2015	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was +0.28% while the S&P 500® Index gained +0.15% and the Barclays Aggregate Bond Index increased +0.65% over the period. The Lipper Balanced Fund Index fell -1.75%.

Both stocks and bonds posted muted returns, amid significant cross-currents confronting investors during the second half of 2015. As stresses further build within the global economy, particularly in China and other emerging markets, we continue to believe an ongoing trend of slow economic growth and moderate inflation will persist in the months ahead. Importantly, we believe valuations for larger capitalization growth stocks are attractive, and our research staff remains focused on high quality, well managed growth companies. The Fund’s largest sector weightings are in health technology, technology services and finance. We estimate that the equity portion of the Fund performed in line with the S&P 500® Index over the past six months, driven by strong performance within the technology services and consumer services sectors, and underweighting the poorly performing industrial services sector. In terms of individual stocks, key positive contributors included Visa, Raytheon, Adobe Systems, Delta Air Lines and Home Depot. The retail trade and consumer durables sectors detracted from performance during the second half of 2015, as shares of Macy’s, CVS Health, Polaris Industries and Whirlpool lagged.

With respect to fixed income markets, Treasury yields increased during the final quarter of the year as the yield curve flattened. For the first time in nearly a decade, the Fed raised its targeted range for the federal funds rate by 25 basis points at its December FOMC meeting. We expect short-term interest rates to continue to increase, but remain at historically low and accommodative levels. We have positioned the Fund to be defensive against short-term rate increases, while maintaining liquidity to take advantage of market dislocations, as volatility is expected to increase. In terms of performance over the second half of the year, we estimate that the fixed income portion of the Fund produced a positive absolute return of +1.10% for the six-month period ending December 31, 2015, outperforming the return of the Barclays Aggregate Bond Index by approximately 0.40%. The primary driver of the outperformance was the portfolio’s income advantage, but the portfolio also benefitted from its shorter overall duration positioning, as interest rates rose, and its yield curve positioning, as the portfolio was overweighted Treasury

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

securities on the long end of the yield curve, with 30-year Treasury yields declining during the period.

The stock/fixed income allocation is currently 60.3% equities, 32.6% fixed income, and 7.1% cash and equivalents. We expect to continue an above-average allocation to equities based our view that stocks, as a whole, are somewhat more attractive than bonds currently. Our research staff remains focused on high quality securities in each asset class within the Fund, and we appreciate shareholders’ continued interest.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2015

	Sit Balanced Fund	S&P 500® Index [1]	Barclays Aggregate Bond Index [2]
Six Month	0.28%	0.15%	0.65%
One Year	2.25	1.38	0.55
Five Year	8.19	12.57	3.25
Ten Year	5.80	7.31	4.51
Since Inception (12/31/93)	6.81	9.04	5.51

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/15:	$20.32 Per Share
Net Asset Value 6/30/15:	$21.54 Per Share
Total Net Assets:	$23.1 Million

TOP HOLDINGS

Top Equity Holdings:

1. Alphabet, Inc.

2. Medtronic, PLC

3. Apple, Inc.

4. Visa, Inc.

5. Microsoft Corp.

Top Fixed Income Holdings:

1. U.S. Treasury Strips, 3.12%, 5/15/44

2. U.S. Treasury Note, 1.38%, 10/31/20

3. FNMA, 5.50%, 10/1/33

4. FNMA, 6.00%, 8/1/37

5. INVISTA Finance, LLC, 4.25%, 10/15/19

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 60.3%
Commercial Services - 1.3%
1,325	Equifax, Inc.	147,565
3,150	Nielsen Holdings, PLC	146,790

		294,355

Communications - 1.7%
1,150	SBA Communications Corp. *	120,830
5,900	Verizon Communications, Inc.	272,698

		393,528

Consumer Durables - 0.9%
1,050	Electronic Arts, Inc. *	72,156
1,550	Polaris Industries, Inc.	133,222

		205,378

Consumer Non-Durables - 4.5%
2,300	Estee Lauder Cos., Inc.-Class A	202,538
3,825	NIKE, Inc.	239,062
2,925	PepsiCo, Inc.	292,266
1,150	Philip Morris International, Inc.	101,096
2,500	Procter & Gamble Co.	198,525

		1,033,487

Consumer Services - 5.0%
180	Chipotle Mexican Grill, Inc. *	86,373
3,500	H&R Block, Inc.	116,585
5,200	Starbucks Corp.	312,156
1,700	Time Warner, Inc.	109,939
5,000	Visa, Inc.	387,750
1,250	Walt Disney Co.	131,350

		1,144,153

Electronic Technology - 5.2%
3,875	Apple, Inc.	407,882
9,250	Applied Materials, Inc.	172,698
1,775	Avago Technologies, Ltd.	257,641
4,000	Ciena Corp. *	82,760
5,750	Intel Corp.	198,088
1,025	Skyworks Solutions, Inc.	78,751

		1,197,820

Energy Minerals - 2.2%
2,250	Continental Resources, Inc. *	51,705
850	EOG Resources, Inc.	60,172
1,450	Gulfport Energy Corp. *	35,626
3,800	Marathon Petroleum Corp.	196,992
2,300	Occidental Petroleum Corp.	155,503

		499,998

Finance - 5.8%
600	ACE, Ltd.	70,110
1,650	Ameriprise Financial, Inc.	175,593
1,075	Goldman Sachs Group, Inc.	193,747

Quantity	Name of Issuer	Fair Value ($)

3,600	Invesco, Ltd.	120,528
4,475	JPMorgan Chase & Co.	295,484
1,600	Marsh & McLennan Cos., Inc.	88,720
750	Prudential Financial, Inc.	61,058
3,150	US Bancorp	134,410
3,900	Wells Fargo & Co.	212,004

		1,351,654

Health Services - 2.6%
1,305	Express Scripts Holding Co. *	114,070
550	Humana, Inc.	98,180
775	McKesson Corp.	152,853
2,025	UnitedHealth Group, Inc.	238,221

		603,324

Health Technology - 9.3%
2,550	AbbVie, Inc.	151,062
425	Alexion Pharmaceuticals, Inc. *	81,069
750	Allergan, PLC *	234,375
245	Biogen, Inc. *	75,056
1,750	Celgene Corp. *	209,580
2,500	Gilead Sciences, Inc.	252,975
750	Incyte Corp. *	81,338
1,650	Johnson & Johnson	169,488
5,550	Medtronic, PLC	426,906
1,050	Mylan NV *	56,774
4,550	Pfizer, Inc.	146,874
1,000	Thermo Fisher Scientific, Inc.	141,850
1,225	Zimmer Holdings, Inc.	125,673

		2,153,020

Industrial Services - 0.5%
1,500	Schlumberger, Ltd.	104,625

Process Industries - 1.1%
2,300	Ecolab, Inc.	263,074

Producer Manufacturing - 4.0%
1,125	3M Co.	169,474
335	Danaher Corp.	31,128
1,250	Delphi Automotive, PLC	107,162
725	General Dynamics Corp.	99,586
2,000	Honeywell International, Inc.	207,140
950	Illinois Tool Works, Inc.	88,046
1,500	Raytheon Co.	186,795
450	United Technologies Corp.	43,232

		932,563

Retail Trade - 4.6%
3,350	CVS Health Corp.	327,530
2,375	Home Depot, Inc.	314,094
2,000	Macy’s, Inc.	69,960
2,050	Target Corp.	148,850
2,900	TJX Cos., Inc.	205,639

		1,066,073

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity /Principal Amount ($)	Name of Issuer	Fair Value ($)

Technology Services - 9.3%
2,050	Accenture, PLC	214,225
3,000	Adobe Systems, Inc. *	281,820
325	Alphabet, Inc.-Class A *	252,853
255	Alphabet, Inc.-Class C *	193,514
1,250	ANSYS, Inc. *	115,625
2,800	Cognizant Technology Solutions Corp. *	168,056
1,975	Facebook, Inc. *	206,704
5,975	Microsoft Corp.	331,493
2,000	Oracle Corp.	73,060
1,900	PayPal Holdings, Inc. *	68,780
190	priceline.com, Inc. *	242,240

		2,148,370

Transportation - 2.3%
4,700	Delta Air Lines, Inc.	238,243
750	FedEx Corp.	111,742
1,050	Union Pacific Corp.	82,110
1,050	United Parcel Service, Inc.	101,042

		533,137

Total Common Stocks (cost: $10,644,944)		13,924,559

Bonds - 30.0%

Asset-Backed Securities - 1.6%
2,998	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36 [14]	2,986
28,736	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32 [14]	29,113
13,289	Citifinancial Mortgage Securities, Inc., 2004-1 AF3, 3.77%, 4/25/34 [14]	13,445
22,825	Conseco Finance, 2001-D M1, 1.68%, 11/15/32 [1]	22,288
74,989	Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1.07%, 2/25/32 [1]	72,546
20,043	Green Tree Financial Corp., 1997-7 A6, 6.76%, 7/15/28	20,448
37,230	HouseHold Home Equity Loan Trust, 2007-2 A4, 0.70%, 7/20/36 [1]	36,988
8,934	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35 [14]	9,022
22,544	New Century Home Equity Loan Trust, 2005-A A4W, 4.70%, 8/25/35 [14]	23,534
12,428	RAAC Series, 2005-SP2 1M1, 0.94%, 5/25/44 [1]	12,381
16,595	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.82%, 9/25/35 [1]	16,529
6,532	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	6,519
91,084	Vanderbilt Acquisition Loan Trust Series, 2002-1 B2, 8.47%, 5/7/32 [1]	102,758

		368,557

Principal Amount ($)	Name of Issuer	Fair Value ($)

Collateralized Mortgage Obligations - 5.6%
	Fannie Mae:
56,490	2004-T1 1A1, 6.00%, 1/25/44	63,823
16,918	2009-30 AG, 6.50%, 5/25/39	18,320
7,781	2013-28 WD, 6.50%, 5/25/42	8,824
31,216	2004-W9 2A1, 6.50%, 2/25/44	34,915
98,586	2015-88 CJ, 6.50%, 7/25/44	113,111
6,131	2010-108 AP, 7.00%, 9/25/40	6,904
14,596	2004-T3, 1A3, 7.00%, 2/25/44	16,609
	Freddie Mac:
55,872	K014 1A, 2.79%, 10/25/20	56,986
47,935	4293 BA, 5.36%, 10/15/47 [1]	51,685
49,408	2122 ZE, 6.00%, 2/15/29	53,625
59,333	2980 QA, 6.00%, 5/15/35	67,824
32,908	2283 K, 6.50%, 12/15/23	36,216
36,531	T-59 1A1, 6.50%, 10/25/43	41,961
96,969	4520 HM, 6.50%, 8/15/45	114,945
14,646	3946 KW, 7.00%, 11/15/29	15,648
51,865	3704 CT, 7.00%, 12/15/36	60,497
32,659	2238 PZ, 7.50%, 6/15/30	37,424
	Government National Mortgage Association:
71,977	2006-51 B, 5.30%, 4/16/37 [1]	73,346
77,197	2015-80 BA, 6.98%, 6/20/45 [1]	89,603
73,975	2014-69 W, 7.27%, 11/20/34 [1]	87,195
43,868	2005-74 HA, 7.50%, 9/16/35	49,128
101,658	RFMSI Series Trust,
	2003-S12 M1, 5.98%, 12/25/32 [1]	107,604
	Sequoia Mortgage Trust:
37,042	2013-3 A2, 2.50%, 3/25/43 [1]	34,735
22,419	2012-4 A2, 3.00%, 9/25/42 [1]	21,831
33,954	Vendee Mortgage Trust, 2008-1 B, 7.66%, 3/15/25 [1]	38,831

		1,301,590

Corporate Bonds - 11.4%
75,000	3M Co., 5.70%, 3/15/37	92,563
34,912	Aircraft Certificate Owner Trust 2003, 7.00%, 9/20/22 [4]	36,395
43,661	American Airlines 2013-2 Class B Trust, 5.60%, 7/15/20 [4]	44,534
100,000	Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	107,586
	Boeing Co.:
50,000	8.63%, 11/15/31	72,863
70,000	8.75%, 9/15/31	102,628
50,000	Broadcom Corp., 3.50%, 8/1/24	50,139
22,987	Burlington Northern and Santa Fe Railway Co. 2001-1 Trust, 6.73%, 7/15/22	25,422
25,000	Canadian National Railway Co., 7.38%, 10/15/31	33,044
50,000	Caterpillar Financial Services Corp., 7.15%, 2/15/19	57,296
50,000	Chevron Corp., 2.36%, 12/5/22	47,745

See accompanying notes to financial statements.
DECEMBER 31, 2015	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	CNA Financial Corp., 7.35%, 11/15/19	57,566
25,000	Coca-Cola Femsa SAB de CV, 2.38%, 11/26/18	24,964
25,000	Comcast Cable Communications, LLC, 8.50%, 5/1/27	33,692
25,000	ConocoPhillips, 5.90%, 10/15/32	25,579
50,168	Continental Airlines 2000-1 Class A-1 Trust, 8.05%, 11/1/20	56,188
43,584	Delta Air Lines 2007-1 Class A Trust, 6.82%, 8/10/22	50,200
60,473	Doric Nimrod Air Alpha 2012-1 Class A Trust, 5.13%, 11/30/22 [4]	61,865
57,555	Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	59,425
25,000	Enbridge, Inc., 4.00%, 10/1/23	22,111
25,000	FNB Corp. (Subordinated), 4.88%, 10/2/25	24,634
50,000	Georgia-Pacific, LLC, 8.88%, 5/15/31	70,028
50,000	Google, Inc., 3.63%, 5/19/21	53,240
25,000	Halliburton Co., 2.70%, 11/15/20	24,711
50,000	Hiland Partners LP / Hiland Partners Finance Corp., 5.50%, 5/15/22 [4]	48,000
150,000	INVISTA Finance, LLC, 4.25%, 10/15/19 [4]	145,500
50,000	Johnson & Johnson, 5.85%, 7/15/38	64,226
25,000	Liberty Mutual Insurance Co., 7.88%, 10/15/26 [4]	30,122
25,000	Macy’s Retail Holdings, Inc., 6.70%, 7/15/34	25,974
105,000	Manufacturers & Traders Trust Co. (Subordinated), 5.63%, 12/1/21 [1]	103,483
50,000	McCormick & Co., Inc., 3.90%, 7/15/21	53,283
40,000	Northern States Power Co., 7.13%, 7/1/25	47,236
33,022	Northwest Airlines 2007-1 A Trust, 7.03%, 11/1/19	36,797
53,620	Procter & Gamble ESOP, 9.36%, 1/1/21	63,998
50,000	Progressive Corp. (Subordinated), 6.70%, 6/15/37 [1]	49,875
50,000	SBA Tower Trust, 2.90%, 10/15/19 [4]	48,860
50,000	Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	60,825
50,000	State Street Corp., 7.35%, 6/15/26	62,531
25,000	State Street Corp. (Subordinated), 4.96%, 3/15/18	26,230
25,000	Stifel Financial Corp., 3.50%, 12/1/20	24,712
50,000	Tosco Corp., 8.13%, 2/15/30	62,511
40,695	US Airways 2001-1C Trust (Subordinated), 7.35%, 3/20/22	43,543
50,000	Valero Energy Corp., 6.13%, 2/1/20	55,140
78,000	Validus Holdings, Ltd., 8.88%, 1/26/40	97,521
2,000	Verizon Communications, 5.90%, 2/15/54	55,240
36,740	Virgin Australia 2013-1A Trust, 5.00%, 10/23/23 [4]	37,934
67,000	Walt Disney Co., 7.55%, 7/15/93	83,759
50,000	XTO Energy, Inc., 6.75%, 8/1/37	68,667

		2,630,385

Principal Amount ($)	Name of Issuer		Fair Value ($)

Federal Home Loan Mortgage Corporation - 1.1%
10,901	6.00%,	10/1/21	11,507
61,640	6.50%,	2/1/22	66,769
64,969	7.00%,	4/1/31	75,115
31,050	7.00%,	7/1/32	33,746
6,583	7.00%,	5/1/34	7,512
26,568	7.00%,	11/1/37	30,792
6,522	7.00%,	1/1/39	7,143
15,085	7.50%,	11/1/36	18,068
5,078	8.38%,	5/17/20	5,414

			256,066

Federal National Mortgage Association - 3.5%
173,916	5.50%,	10/1/33	196,747
151,216	6.00%,	8/1/37	172,479
116,924	6.00%,	2/1/38	134,411
69,338	6.15%,	11/1/43	78,787
70,787	6.50%,	3/1/40	81,025
27,885	7.00%,	1/1/32	31,289
12,436	7.00%,	12/1/32	14,817
25,767	7.00%,	3/1/33	30,347
18,505	7.00%,	12/1/36	22,525
5,333	7.00%,	11/1/38	6,063
30,892	8.00%,	2/1/31	38,663
7,058	8.45%,	7/15/26	8,080

			815,233

Government National Mortgage Association - 1.1%
84,805	6.00%,	4/15/29	97,915
20,974	7.00%,	12/15/24	23,017
31,576	7.00%,	9/20/38	37,535
27,882	8.00%,	7/15/24	30,978
66,867	8.38%,	3/15/31	69,441

			258,886

Taxable Municipal Securities - 2.6%
85,000	County of St. Clair IL, 5.40%, 12/30/28		93,384
75,000	Denver Health & Hospital Authority, 2.95%, 12/1/18		75,074
46,884	Louisiana Housing Corp., 3.05%, 12/1/38		46,769
50,000	Macomb Interceptor Drain Drainage District, 5.50%, 5/1/30		50,998
50,000	Massachusetts Educational Financing Authority, 4.00%, 1/1/32		50,742
91,614	Mississippi Home Corp., 3.05%, 12/1/34		91,427
71,000	Multistate Liquidating Trust No. 1, 3.11%, 12/15/28 4, [17]		69,391
35,000	New Hampshire Housing Finance Authority, 4.00%, 7/1/35		36,462
70,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27		76,660

			590,907

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)

U.S. Government / Federal Agency Securities - 2.9%
275,000	U.S. Treasury Note, 1.38%, 10/31/20	270,145
950,000	U.S. Treasury Strips, 3.12%, 5/15/44 [6]	391,124

		661,269

Foreign Government Bonds - 0.2%
50,000	Province of Alberta Canada, 1.75%, 8/26/20 [4]	49,401

Total Bonds (cost: $6,953,240)		6,932,294

Investment Companies - 2.6%
18,298	AllianceBernstein Income Fund, Inc.	140,346
5,903	BlackRock Enhanced Government Fund	80,576
15,800	BlackRock Income Trust	100,804
8,700	Duff & Phelps Utility and Corporate Bond Trust	79,953
26,500	MFS Intermediate Income Trust	121,105
16,352	Putnam Premier Income Trust	80,942

Total Investment Companies (cost: $629,497)		603,726

Total Investments in Securities - 92.9% (cost: $18,227,681)		21,460,579
Other Assets and Liabilities, net - 7.1%		1,638,911

Total Net Assets - 100.0%		$23,099,490

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of December 31, 2015.

[4]	144A Restricted Security. The total value of such securities as of December 31, 2015 was $692,252 and represented 3.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of December 31, 2015.

[17]	Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2015	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	13,924,559	—	—	13,924,559
Asset-Backed Securities	—	368,557	—	368,557
Collateralized Mortgage Obligations	—	1,301,590	—	1,301,590
Corporate Bonds	—	2,630,385	—	2,630,385
Federal Home Loan Mortgage Corporation	—	256,066	—	256,066
Federal National Mortgage Association	—	815,233	—	815,233
Government National Mortgage Association	—	258,886	—	258,886
Taxable Municipal Securities	—	590,907	—	590,907
U.S. Government / Federal Agency Securities	—	661,269	—	661,269
Foreign Government Bonds	—	49,401	—	49,401
Investment Companies	603,726	—	—	603,726

Total:	14,528,285	6,932,294	—	21,460,579

**   For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2015	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a -0.25% return for the last six months of 2015, compared to the +0.15% return for the S&P 500® Index. The Fund’s gross dividend yield (before deduction of expenses) is 2.81% compared to the 2.23% yield of the S&P 500® Index.

U.S. stocks struggled to advance in recent months as the market faced a number of headwinds that intensified during the second half of 2015. Corporate profits have declined in the aggregate, due to a lethal combination of a collapse in energy sector earnings and a strong U.S. dollar, which has had a severe impact on the profits of large cap multinationals, particularly in the manufacturing sector. The good news is that economic growth has remained relatively stable in the United States, highlighted by a strong labor market, low inflation, and equity valuations that appear very reasonable. Without question, we are later in the economic cycle and we expect a sustained uptick in market volatility, which has historically been a good environment for improved relative performance of high quality, dividend-paying strategies. The Fund remains well diversified in high quality growth companies with management teams committed to returning excess capital to shareholders, either through share repurchases or, ideally, dividend increases. The largest sector positions are in health technology and finance, as we believe companies in these spaces currently offer the best combination of dividend growth and attractive valuations. Conversely, since it is our view that oil prices are not likely to snap back in the near to intermediate term, we have reduced our exposure to energy-exposed companies in several sectors, including energy minerals, industrial services and producer manufacturing.

During the past six months of the year, relative to the S&P 500® Index, performance was positively impacted by stock selection in the producer manufacturing, electronic technology and health services sectors. The best performers in these spaces included Raytheon, Lockheed Martin, Avago Technologies, Intel and Cardinal Health. Conversely, performance was negatively impacted by stock selection in the retail trade sector (particularly Macy’s, which fell -47% during the second half of the year) and an underweighting of the strongly performing technology services sector. Without question,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

the biggest headwind the Fund faced was that many non-dividend paying large capitalization stocks posted particularly strong returns during the second half of the year. Shares of Amazon.com (+56% six month return), Alphabet (+46%) and Facebook (+22%) represented significant headwinds to relative performance.

We continue to believe that dividend-paying growth stocks remain attractive in the current environment of slow economic growth, increasing volatility and low inflation.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2015

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index [1]
Six Month	-0.25%	-0.39%	0.15%
One Year	0.51	0.25	1.38
Five Year	11.12	10.83	12.57
Ten Year	8.82	n/a	7.31
Since Inception - Class I (12/31/03)	9.04	n/a	7.39
Since Inception - Class S (3/31/06)	n/a	8.11	7.04

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/15:	$15.25 Per Share
Net Asset Value 6/30/15:	$17.40 Per Share
Total Net Assets:	$906.2 Million
Class S:
Net Asset Value 12/31/15:	$15.20 Per Share
Net Asset Value 6/30/15:	$17.34 Per Share
Total Net Assets:	$70.3 Million

Weighted Average Market Cap:	$106.4 Billion

TOP 10 HOLDINGS

  1. Medtronic, PLC

  2. Microsoft Corp.

  3. Pfizer, Inc.

  4. Verizon Communications, Inc.

  5. Wells Fargo & Co.

  6. JPMorgan Chase & Co.

  7. Home Depot, Inc.

  8. Intel Corp.

  9. PepsiCo, Inc.

10. Johnson & Johnson

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.8%
Commercial Services - 1.1%
235,500	Nielsen Holdings, PLC	10,974,300

Communications - 3.8%
292,075	BCE, Inc.	11,279,936
555,425	Verizon Communications, Inc.	25,671,744

		36,951,680

Consumer Durables - 2.4%
100,525	Genuine Parts Co.	8,634,092
24,400	Polaris Industries, Inc.	2,097,180
58,325	Snap-On, Inc.	9,998,655
58,700	Tupperware Brands Corp.	3,266,655

		23,996,582

Consumer Non-Durables - 7.6%
138,875	JM Smucker Co./The	17,128,842
114,425	Kimberly-Clark Corp.	14,566,302
195,225	PepsiCo, Inc.	19,506,882
88,925	Philip Morris International, Inc.	7,817,397
186,650	Procter & Gamble Co.	14,821,876

		73,841,299

Consumer Services - 3.4%
255,950	H&R Block, Inc.	8,525,694
154,000	Starbucks Corp.	9,244,620
96,250	Time Warner, Inc.	6,224,488
121,900	Visa, Inc.	9,453,345

		33,448,147

Electronic Technology - 8.3%
168,050	Apple, Inc.	17,688,943
840,350	Applied Materials, Inc.	15,689,334
118,925	Avago Technologies, Ltd.	17,261,964
577,125	Intel Corp.	19,881,956
78,150	Skyworks Solutions, Inc.	6,004,264
104,125	Xilinx, Inc.	4,890,751

		81,417,212

Energy Minerals - 3.3%
190,875	Marathon Petroleum Corp.	9,894,960
173,275	Occidental Petroleum Corp.	11,715,123
419,375	Suncor Energy, Inc.	10,819,875

		32,429,958

Quantity	Name of Issuer	Fair Value ($)

Finance - 18.2%
61,825	ACE, Ltd.	7,224,251
95,798	Alexandria Real Estate Equities, Inc.	8,656,307
58,100	Ameriprise Financial, Inc.	6,183,002
424,250	Brixmor Property Group, Inc.	10,954,135
272,875	Discover Financial Services	14,631,558
245,950	Hartford Financial Services Group, Inc.	10,688,987
500,350	Invesco, Ltd.	16,751,718
353,100	JPMorgan Chase & Co.	23,315,193
161,425	Macquarie Infrastructure Corp.	11,719,455
129,975	PacWest Bancorp	5,601,922
89,550	Prudential Financial, Inc.	7,290,266
139,650	Realty Income Corp.	7,210,130
273,550	Umpqua Holdings Corp.	4,349,445
334,400	US Bancorp	14,268,848
104,175	Validus Holdings, Ltd.	4,822,261
435,725	Wells Fargo & Co.	23,686,011

		177,353,489

Health Services - 3.2%
176,875	Cardinal Health, Inc.	15,789,631
129,900	UnitedHealth Group, Inc.	15,281,436

		31,071,067

Health Technology - 16.4%
243,375	Abbott Laboratories	10,929,971
247,875	AbbVie, Inc.	14,684,115
92,125	Becton Dickinson and Co.	14,195,541
119,850	Gilead Sciences, Inc.	12,127,622
177,750	Johnson & Johnson	18,258,480
402,025	Medtronic, PLC	30,923,763
184,550	Merck & Co., Inc.	9,747,931
795,825	Pfizer, Inc.	25,689,231
205,075	Teva Pharmaceutical Industries, Ltd., ADR	13,461,123
96,550	Zimmer Holdings, Inc.	9,905,064

		159,922,841

Process Industries - 4.1%
108,925	Agrium, Inc.	9,731,360
96,250	Archer-Daniels-Midland Co.	3,530,450
196,350	Dow Chemical Co.	10,108,098
77,500	International Paper Co.	2,921,750
70,975	LyondellBasell Industries NV	6,167,728
124,450	Scotts Miracle-Gro Co.	8,028,270

		40,487,656

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 7.1%
47,300	3M Co.	7,125,272
56,500	Delphi Automotive, PLC	4,843,745
39,325	General Dynamics Corp.	5,401,682
407,800	General Electric Co.	12,702,970
150,120	Honeywell International, Inc.	15,547,928
40,100	Lockheed Martin Corp.	8,707,715
101,038	Raytheon Co.	12,582,262
31,375	United Technologies Corp.	3,014,196

		69,925,770

Retail Trade - 7.0%
182,450	CVS Health Corp.	17,838,136
149,175	DSW, Inc.	3,559,316
160,675	Home Depot, Inc.	21,249,269
133,875	Macy’s, Inc.	4,682,948
161,075	Target Corp.	11,695,656
126,375	TJX Cos., Inc.	8,961,251

		67,986,576

Technology Services - 5.1%
77,050	Accenture, PLC	8,051,725
7,575	Alphabet, Inc.-Class A *	5,893,426
71,775	Automatic Data Processing, Inc.	6,080,778
534,250	Microsoft Corp.	29,640,190

		49,666,119

Transportation - 3.4%
242,600	Delta Air Lines, Inc.	12,297,394
38,850	FedEx Corp.	5,788,262
104,000	Union Pacific Corp.	8,132,800
69,650	United Parcel Service, Inc.	6,702,420

		32,920,876

Quantity	Name of Issuer	Fair Value ($)

Utilities - 4.4%
476,825	CenterPoint Energy, Inc.	8,754,507
36,452	Laclede Group, Inc.	2,165,613
164,225	NextEra Energy, Inc.	17,061,335
286,975	WEC Energy Group, Inc.	14,724,687

		42,706,142

Total Common Stocks (cost: $874,589,763)		965,099,714

Investment Companies - 0.8%
273,900	Tortoise Energy Infrastructure Corp.	7,619,898

(cost: $9,303,132)
Total Investments in Securities - 99.6% (cost: $883,892,895)		972,719,612
Other Assets and Liabilities, net - 0.4%		3,777,325

Total Net Assets - 100.0%		$976,496,937

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	965,099,714	—	—	965,099,714
Investment Companies	7,619,898	—	—	7,619,898

Total:	972,719,612	—	—	972,719,612

**     For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2015	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Global equity markets performance was disappointing for the six-month period ending December 31, 2015. The U.S. equity markets barely eked out a positive return while international equity markets were down mid-single digits. While there is clear evidence of strengthening in the U.S. economic recovery, we believe 2016 growth will remain at levels similar to 2014 and 2015. The Euro Area remains on track for modest economic expansion. Conditions in the Japanese economy give us no reason to alter our still cautious stance regarding the country’s economic growth outlook. We expect China’s economy to slow down further. For the last six months of 2015, the Sit Global Dividend Growth Fund Class I declined -2.97% but did outperform the MSCI World Index which was down -3.41%. Within the Index, the only sectors to exhibit positive performance were consumer staples and information technology meanwhile, the energy and material sectors were the only sectors down double digits. Regionally, North America was the strongest region, albeit down slightly over 1% and Asia ex-Japan was the weakest, down double digits.

Contributing most favorably to relative performance in the last six months were the Fund’s holdings in the health care equipment & services (Medtronic and Cardinal Health), semiconductors (Avago Technologies and Intel), and capital goods (Lockheed Martin and Honeywell International) industries. The energy industry also contributed to the outperformance given the underweight position relative to the Index. Conversely, the retailing industry experienced poor stock selection. Not owning the non-dividend paying stocks of Amazon and Netflix along with owning Macy’s, TJX, and Target hurt absolute and relative performance. In addition, the real estate industry negatively impacted the portfolio due to the Fund’s lone holding of Unibail-Rodamco along with the underweight position.

Regionally, Ireland was the top contributing country due to strong stock selection. The top contributing stocks in Ireland were Medtronic and Accenture. Japan was the next top contributing country thanks to good stock selection (Seven & I Holdings) and the underweight position. The stock selection in the United States was the largest negative detractor to the Fund. Not owning the non-dividend paying stocks of Amazon and Alphabet (recently purchased) along with owning

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

Macy’s, Wal-Mart (no longer held) and Time Warner had the largest negative impact.

The Fund’s gross dividend yield (before deduction of expenses) is 2.91% and is approximately 30 basis points higher than the 2.62% yield of the MSCI World Index. In periods of low absolute returns, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of this strategy. The portfolio emphasizes high quality, dividend paying growth stocks and continues to be well diversified and we believe the portfolio is adequately positioned to outperform in down markets if financial market volatility continues. Dividends rose throughout 2014 and the bulk of the companies (79%) in the Fund increased their dividends. The average dividend increase for the year was 9.6%.

Roger J. Sit             Raymond E. Sit     Tasha M. Murdoff

Kent L. Johnson     Michael J. Stellmacher

Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2015

	Sit Global Dividend Growth Fund		MSCI World

	Class I	Class S	Index [1]
Six Month	-2.97%	-3.13%	-3.41%
One Year	-0.93	-1.21	-0.87
Five Year	6.78	6.50	7.59
Since Inception (9/30/08)	8.68	8.40	7.04

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCIWorld Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/15:	$13.15 Per Share
Net Asset Value 6/30/15:	$14.80 Per Share
Total Net Assets:	$21.6 Million
Class S:
Net Asset Value 12/31/15:	$13.14 Per Share
Net Asset Value 6/30/15:	$14.78 Per Share
Total Net Assets:	$2.9 Million

Weighted Average Market Cap:	$110.3 Billion

TOP 10 HOLDINGS

  1. Medtronic, PLC

  2. Roche Holding AG

  3. BCE, Inc.

  4. Nestle SA

  5. Seven & I Holdings Co., Ltd.

  6. Verizon Communications, Inc.

  7. Microsoft Corp.

  8. Pfizer, Inc.

  9. Diageo, PLC, ADR

10. Apple, Inc.

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.7%
Africa/Middle East - 1.4%
Israel - 1.4%
5,100	Teva Pharmaceutical Industries, Ltd., ADR	334,764

Asia - 5.5%
China/Hong Kong - 1.3%
7,875	HSBC Holdings, PLC, ADR	310,826

Japan - 2.5%
13,400	Seven & I Holdings Co., Ltd.	613,513

Singapore - 1.7%
2,825	Avago Technologies, Ltd.	410,049

Europe - 31.1%
Belgium - 1.7%
3,400	Anheuser-Busch InBev NV, ADR	425,000

France - 2.0%
2,750	Schlumberger, Ltd.	191,812
1,175	Unibail-Rodamco SE	298,371

		490,183

Germany - 1.2%
3,100	Siemens AG	299,914

Ireland - 4.8%
2,890	Accenture, PLC	302,005
11,200	Medtronic, PLC	861,504

		1,163,509

Netherlands - 3.3%
18,650	ING Groep NV, ADR	251,029
2,125	LyondellBasell Industries NV	184,662
22,100	RELX NV	372,217

		807,908

Spain - 1.3%
45,200	Iberdrola SA	320,423

Switzerland - 9.6%
2,600	ACE, Ltd.	303,810
2,625	Adecco SA	179,662
8,550	Nestle SA	634,712
2,865	Roche Holding AG	793,916
1,650	Zurich Insurance Group AG	423,885

		2,335,985

United Kingdom - 7.2%
126,100	Barclays, PLC	405,889
3,600	Delphi Automotive, PLC	308,628

Quantity	Name of Issuer	Fair Value ($)

4,550	Diageo, PLC, ADR	496,268
52,550	DS Smith, PLC	307,397
5,200	Nielsen Holdings, PLC	242,320

		1,760,502

North America - 59.7%
Bermuda - 1.3%
9,950	Invesco, Ltd.	333,126

Canada - 4.8%
3,200	Agrium, Inc.	285,888
16,850	BCE, Inc.	650,747
8,900	Suncor Energy, Inc.	229,620

		1,166,255

United States - 53.6%
1,725	3M Co.	259,854
6,100	AbbVie, Inc.	361,364
340	Alphabet, Inc.-Class A *	264,524
4,475	Apple, Inc.	471,038
6,300	Applied Materials, Inc.	117,621
6,000	Arthur J Gallagher & Co.	245,640
2,150	Automatic Data Processing, Inc.	182,148
4,150	Cardinal Health, Inc.	370,470
4,325	CVS Health Corp.	422,855
3,500	Delta Air Lines, Inc.	177,415
4,700	Dow Chemical Co.	241,956
1,775	General Dynamics Corp.	243,814
3,050	Gilead Sciences, Inc.	308,630
2,035	Goldman Sachs Group, Inc.	366,768
2,850	Home Depot, Inc.	376,912
3,550	Honeywell International, Inc.	367,674
10,550	Intel Corp.	363,448
3,800	Johnson & Johnson	390,336
6,650	JPMorgan Chase & Co.	439,100
2,775	Kimberly-Clark Corp.	353,258
1,700	Lockheed Martin Corp.	369,155
4,525	Macquarie Infrastructure Corp.	328,515
3,150	Macy’s, Inc.	110,187
3,800	Marathon Petroleum Corp.	196,992
9,875	Microsoft Corp.	547,865
4,525	Occidental Petroleum Corp.	305,935
4,235	PepsiCo, Inc.	423,161
15,975	Pfizer, Inc.	515,673
4,525	Prudential Financial, Inc.	368,380
1,125	Snap-On, Inc.	192,859
5,100	Starbucks Corp.	306,153
5,225	Target Corp.	379,387
2,850	Time Warner, Inc.	184,310
4,350	TJX Cos., Inc.	308,458
3,875	Union Pacific Corp.	303,025
3,140	United Parcel Service, Inc.	302,162
2,550	United Technologies Corp.	244,978

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

12,300	Verizon Communications, Inc.	568,506
7,575	WEC Energy Group, Inc.	388,673
7,825	Wells Fargo & Co.	425,367

		13,094,566

Total Common Stocks (cost: $22,758,186)		23,866,523

Total Investments in Securities - 97.7% (cost: $22,758,186)		23,866,523

Other Assets and Liabilities, net - 2.3%		558,130

Total Net Assets - 100.0%		$24,424,653

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2015	19

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	425,000	—	—	425,000
Bermuda	333,126	—	—	333,126
Canada	1,166,255	—	—	1,166,255
China/Hong Kong	310,826	—	—	310,826
France	191,812	298,371	—	490,183
Germany	—	299,914	—	299,914
Ireland	1,163,509	—	—	1,163,509
Israel	334,764	—	—	334,764
Japan	—	613,513	—	613,513
Netherlands	435,691	372,217	—	807,908
Singapore	410,049	—	—	410,049
Spain	—	320,423	—	320,423
Switzerland	303,810	2,032,175	—	2,335,985
United Kingdom	1,047,216	713,286	—	1,760,502
United States	13,094,566	—	—	13,094,566

Total:	19,216,624	4,649,899	—	23,866,523

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2015	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s six-month return was +0.71%, compared to the +1.64% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +0.15%.

Equities struggled to gain ground in recent months as investors were faced with a number of challenges, including sluggish corporate earnings growth and a less accommodative Fed. The trends that have been causing market volatility intensified in recent months, with the value of the U.S. dollar surging against many other currencies and oil prices falling to levels not seen since the last recession. While risks have increased as the economic cycle has progressed, we believe valuations for large capitalization growth stocks are attractive. Our investment focus remains on identifying high quality companies that have strong underlying business fundamentals, proven management teams, and earnings growth potential in excess of market averages. We continue to believe the health care sector offers the best opportunity for visible growth. Valuations here remain attractive, despite strong relative performance in recent years. While many mature technology companies are struggling, due to rapid technological change and constrained capital spending budgets, secular growth areas, such as wireless communication, data centers, and providers of off-premise Software as a Service (SAAS) products, continue to do well. We also have significant exposure to consumer-oriented sectors, as healthy labor markets and declining energy costs are improving consumer sentiment. We have recently reduced exposure to the producer manufacturing sector, as the strong U.S. dollar and emerging market weakness are creating challenges for many industrial companies.

Relative to the Russell 1000® Growth Index, the Fund’s performance was positively impacted by stock selection in the technology services, electronic technology and consumer services sectors. Alphabet, Adobe Systems, Avago Technologies, Visa and Starbucks were among the key outperformers within these sectors. The Fund’s return was negatively impacted by holdings within the retail trade, consumer durables and energy minerals sectors. Individual stocks in these sectors that were the most negative contributors to returns included

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Macy’s, Wal-Mart Stores, Polaris, Whirlpool, Continental Resources and Gulfport Energy. The largest contributor to negative returns was the absence of Amazon.com, which rose +56% over the period and is heavily weighted within the Russell 1000® Growth Index.

We remain enthusiastic about the long-term outlook for companies held in the Fund, based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS as of December 31, 2015
	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
Six Month	0.71%	1.64%	-0.78%
One Year	4.47	5.67	0.92
Five Year	11.17	13.53	12.44
Ten Year	7.10	8.53	7.40
Since Inception [3] (9/2/82)	9.90	10.99	11.65

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/15:	$36.60 Per Share
Net Asset Value 6/30/15:	$47.21 Per Share
Total Net Assets:	$134.0 Million
Weighted Average Market Cap:	$130.4 Billion

TOP 10 HOLDINGS

  1. Alphabet, Inc.

  2. Apple, Inc.

  3. Medtronic, PLC

  4. Microsoft Corp.

  5. Visa, Inc.

  6. Gilead Sciences, Inc.

  7. CVS Health Corp.

  8. Adobe Systems, Inc.

  9. Facebook, Inc.

10. PepsiCo, Inc.

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	23

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.8%
Commercial Services - 2.3%
15,300	Equifax, Inc.	1,703,961
30,700	Nielsen Holdings, PLC	1,430,620

		3,134,581

Communications - 2.9%
11,500	SBA Communications Corp. *	1,208,305
56,500	Verizon Communications, Inc.	2,611,430

		3,819,735

Consumer Durables - 1.2%
10,000	Electronic Arts, Inc. *	687,200
10,400	Polaris Industries, Inc.	893,880

		1,581,080

Consumer Non-Durables - 6.8%
20,600	Estee Lauder Cos., Inc.-Class A	1,814,036
39,600	NIKE, Inc.	2,475,000
30,100	PepsiCo, Inc.	3,007,592
22,600	Procter & Gamble Co.	1,794,666

		9,091,294

Consumer Services - 8.3%
1,800	Chipotle Mexican Grill, Inc. *	863,730
30,900	H&R Block, Inc.	1,029,279
48,000	Starbucks Corp.	2,881,440
16,075	Time Warner, Inc.	1,039,570
48,500	Visa, Inc.	3,761,175
14,600	Walt Disney Co.	1,534,168

		11,109,362

Electronic Technology - 9.8%
55,475	Apple, Inc.	5,839,298
83,700	Applied Materials, Inc.	1,562,679
17,600	Avago Technologies, Ltd.	2,554,640
48,900	Ciena Corp. *	1,011,741
37,900	Intel Corp.	1,305,655
11,800	Skyworks Solutions, Inc.	906,594

		13,180,607

Energy Minerals - 1.7%
16,500	Continental Resources, Inc. *	379,170
5,400	EOG Resources, Inc.	382,266
12,000	Gulfport Energy Corp. *	294,840
22,860	Marathon Petroleum Corp.	1,185,062

		2,241,338

Quantity	Name of Issuer	Fair Value ($)

Finance - 2.8%
6,700	Goldman Sachs Group, Inc.	1,207,541
29,500	Invesco, Ltd.	987,660
23,000	JPMorgan Chase & Co.	1,518,690

		3,713,891

Health Services - 4.3%
15,100	Express Scripts Holding Co. *	1,319,891
5,300	Humana, Inc.	946,103
8,700	McKesson Corp.	1,715,901
15,600	UnitedHealth Group, Inc.	1,835,184

		5,817,079

Health Technology - 16.9%
22,800	AbbVie, Inc.	1,350,673
5,800	Alexion Pharmaceuticals, Inc. *	1,106,350
8,800	Allergan, PLC *	2,750,000
2,300	Biogen, Inc. *	704,605
16,550	Celgene Corp. *	1,982,028
35,500	Gilead Sciences, Inc.	3,592,245
9,100	Incyte Corp. *	986,895
13,300	Johnson & Johnson	1,366,176
54,400	Medtronic, PLC	4,184,448
13,800	Mylan NV *	746,166
43,100	Pfizer, Inc.	1,391,268
9,000	Thermo Fisher Scientific, Inc.	1,276,650
11,075	Zimmer Holdings, Inc.	1,136,184

		22,573,688

Industrial Services - 0.8%
15,400	Schlumberger, Ltd.	1,074,150

Process Industries - 1.8%
21,500	Ecolab, Inc.	2,459,170

Producer Manufacturing - 7.4%
13,800	3M Co.	2,078,833
3,888	Danaher Corp.	361,117
11,800	Delphi Automotive, PLC	1,011,614
6,900	General Dynamics Corp.	947,784
21,075	Honeywell International, Inc.	2,182,738
11,400	Illinois Tool Works, Inc.	1,056,552
14,800	Raytheon Co.	1,843,044
4,400	United Technologies Corp.	422,708

		9,904,390

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Retail Trade - 7.6%
32,900	CVS Health Corp.	3,216,633
21,800	Home Depot, Inc.	2,883,050
19,800	Macy’s, Inc.	692,604
20,400	Target Corp.	1,481,244
27,400	TJX Cos., Inc.	1,942,934

		10,216,465

Technology Services - 20.6%
22,500	Accenture, PLC	2,351,250
32,900	Adobe Systems, Inc. *	3,090,626
4,450	Alphabet, Inc.-Class A *	3,462,144
5,966	Alphabet, Inc.-Class C *	4,527,478
12,200	ANSYS, Inc. *	1,128,500
33,000	Cognizant Technology Solutions Corp. *	1,980,660
29,300	Facebook, Inc. *	3,066,538
73,300	Microsoft Corp.	4,066,684
26,300	Oracle Corp.	960,739
20,000	PayPal Holdings, Inc. *	724,000
1,740	priceline.com, Inc. *	2,218,413

		27,577,032

Quantity	Name of Issuer	Fair Value ($)

Transportation - 3.6%
42,600	Delta Air Lines, Inc.	2,159,394
7,100	FedEx Corp.	1,057,829
9,700	Union Pacific Corp.	758,540
8,600	United Parcel Service, Inc.	827,578

		4,803,341

Total Common Stocks (cost: $90,017,989)		132,297,203

Total Investments in Securities - 98.8% (cost: $90,017,989)		132,297,203
Other Assets and Liabilities, net - 1.2%		1,663,861

Total Net Assets - 100.0%		$133,961,064

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

      PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	132,297,203	—	—	132,297,203

Total:	132,297,203	—	—	132,297,203

**     For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2015	25

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Midcap® Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $201 million to $38.0 billion during the 12-month period ended December 31, 2015.

The Sit Mid Cap Growth Fund’s return for the second half of 2015 was -7.68%, compared to -4.20% for the Russell Midcap® Growth Index. The S&P Mid Cap 400 Index fell -6.12% during the period.

Midcap stocks posted losses during the second half of 2015 as market volatility increased due to a number of factors, including the prospect of higher U.S. interest rates, a strong U.S. dollar dampening corporate earnings growth, and a sharp deterioration in many developing market economies. While these pressures will not dissipate quickly, in many cases valuations for high quality growth stocks have reached attractive levels. Our investment team continues to focus on high quality, well managed midcap companies that can produce strong earnings growth, even in the current slow growth environment. We currently see opportunities in diverse sectors within the market, including the most heavily-weighted sectors within the Fund: health technology, technology services, electronic technology, retail trade and finance. Each of these sectors carries at least an 8% weight within the Fund, reflecting our desire for diversification in what is likely to be a volatile market in the months ahead. Given limited growth prospects, the non-energy minerals, utilities and communications sectors carry relatively small weights in the Fund. Regardless of sector, we remain focused on high quality companies that have strong balance sheets and exhibit consistent, long-term cash flow and earnings growth.

Over the past six months, the Fund lagged the return for the Russell Midcap® Growth Index. In terms of relative returns, the sectors that had the largest negative impact included consumer non-durables, retail trade and consumer durables. Regarding individual stocks, the worst six-month performers included Iconix Brand Group, Skyworks Solutions, Macy’s, Polaris Industries, G-III Apparel Group, Dick’s Sporting Goods, Ryder System and Acadia Healthcare. The top-performing sectors included industrial services, health technology and technology services. Stocks that turned in strong performance over the period included Ultimate Software Group, Waste Connections, Avago Technologies, Ulta Salon, Alaska Air Group, Orbital ATK and TJX

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Companies. In terms of sector allocation, overweighting the poorly performing energy minerals sector also contributed negatively to performance over the prior six months.

Our research staff remains committed to identifying attractive investment opportunities that will help our shareholders achieve their investment goals over the long term.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2015

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	-7.68%	-4.20%	-4.68%
One Year	-2.22	-0.20	-2.44
Five Year	8.88	11.54	11.44
Ten Year	6.50	8.16	8.00
Since Inception (9/2/82)	11.58	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/15:	$15.75 Per Share
Net Asset Value 6/30/15:	$20.22 Per Share
Total Net Assets:	$147.0 Million
Weighted Average Market Cap:	$19.9 Billion

TOP 10 HOLDINGS

  1. TJX Cos., Inc.

  2. Ultimate Software Group, Inc.

  3. Skyworks Solutions, Inc.

  4. Ecolab, Inc.

  5. Avago Technologies, Ltd.

  6. Ulta Salon Cosmetics & Fragrance, Inc.

  7. Allergan, PLC

  8. Waste Connections, Inc.

  9. Snap-On, Inc.

10. Thermo Fisher Scientific, Inc.

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	27

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.7%
Commercial Services - 4.6%
55,300	Cardtronics, Inc. *	1,860,845
16,900	Equifax, Inc.	1,882,153
15,100	Moody’s Corp.	1,515,134
32,200	Nielsen Holdings, PLC	1,500,520

		6,758,652

Communications - 1.3%
18,300	SBA Communications Corp. *	1,922,781

Consumer Durables - 5.3%
15,300	Carlisle Cos., Inc.	1,356,957
16,000	Electronic Arts, Inc. *	1,099,520
7,300	Genuine Parts Co.	626,997
22,100	Polaris Industries, Inc.	1,899,495
16,800	Snap-On, Inc.	2,880,024

		7,862,993

Consumer Non-Durables - 2.7%
48,900	Coca-Cola Enterprises, Inc.	2,407,836
27,200	G-III Apparel Group, Ltd. *	1,203,872
10,300	Skechers U.S.A., Inc. *	311,163

		3,922,871

Consumer Services - 7.2%
21,400	AMC Networks, Inc. *	1,598,152
4,125	Chipotle Mexican Grill, Inc. *	1,979,381
53,600	Dunkin’ Brands Group, Inc.	2,282,824
38,300	H&R Block, Inc.	1,275,773
37,700	Lions Gate Entertainment Corp.	1,221,103
33,832	Marriott International, Inc.	2,268,097

		10,625,330

Electronic Technology - 9.9%
113,600	Applied Materials, Inc.	2,120,912
22,400	Arista Networks, Inc. *	1,743,616
24,200	Avago Technologies, Ltd.	3,512,630
87,400	Ciena Corp. *	1,808,306
48,800	Skyworks Solutions, Inc.	3,749,304
20,400	Synaptics, Inc. *	1,638,936

		14,573,704

Energy Minerals - 2.1%
23,800	Continental Resources, Inc. *	546,924
22,100	Gulfport Energy Corp. *	542,997
39,010	Marathon Petroleum Corp.	2,022,278

		3,112,199

Finance - 8.6%
8,300	Affiliated Managers Group, Inc. *	1,326,008
17,300	Ameriprise Financial, Inc.	1,841,066
31,700	Arthur J Gallagher & Co.	1,297,798
23,600	First Republic Bank	1,559,016
6,700	Intercontinentalexchange Group, Inc.	1,716,942

Quantity	Name of Issuer	Fair Value ($)

23,000	Invesco, Ltd.	770,040
21,500	Lazard, Ltd.	967,715
22,800	PacWest Bancorp	982,680
14,600	Signature Bank/New York NY *	2,239,202

		12,700,467

Health Services - 7.4%
41,900	Acadia Healthcare Co., Inc. *	2,617,074
32,100	Amsurg Corp. *	2,439,600
21,500	Centene Corp. *	1,414,915
23,400	Express Scripts Holding Co. *	2,045,394
13,600	Stericycle, Inc. *	1,640,160
15,200	Team Health Holdings, Inc. *	667,128

		10,824,271

Health Technology - 12.3%
12,000	Alexion Pharmaceuticals, Inc. *	2,289,000
12,200	Align Technology, Inc. *	803,370
9,800	Allergan, PLC *	3,062,500
18,200	Celgene Corp. *	2,179,632
9,300	Incyte Corp. *	1,008,585
9,600	Jazz Pharmaceuticals, PLC *	1,349,376
17,500	Mylan NV *	946,225
92,600	Novavax, Inc. *	776,914
19,650	Thermo Fisher Scientific, Inc.	2,787,353
13,300	Vertex Pharmaceuticals, Inc. *	1,673,539
11,675	Zimmer Holdings, Inc.	1,197,738

		18,074,232

Industrial Services - 2.0%
51,200	Waste Connections, Inc.	2,883,584

Process Industries - 5.1%
11,900	CF Industries Holdings, Inc.	485,639
31,200	Ecolab, Inc.	3,568,656
20,500	FMC Corp.	802,165
18,800	International Paper Co.	708,760
29,200	Scotts Miracle-Gro Co.	1,883,692

		7,448,912

Producer Manufacturing - 7.9%
24,000	AMETEK, Inc.	1,286,160
18,400	Delphi Automotive, PLC	1,577,432
21,300	Ingersoll-Rand, PLC	1,177,677
25,700	ITT Corp.	933,424
37,900	Mobileye NV *	1,602,412
23,500	Orbital ATK, Inc.	2,099,490
14,200	Rockwell Collins, Inc.	1,310,660
49,100	Tyco International, PLC	1,565,799

		11,553,054

Retail Trade - 8.4%
36,100	Dick’s Sporting Goods, Inc.	1,276,135
38,100	DSW, Inc.	909,066
34,600	Finish Line, Inc.	625,568

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

40,200	Macy’s, Inc.	1,406,196
17,100	Nordstrom, Inc.	851,751
55,300	TJX Cos., Inc.	3,921,323
18,300	Ulta Salon Cosmetics & Fragrance, Inc. *	3,385,500

		12,375,539

Technology Services - 10.6%
25,100	ANSYS, Inc. *	2,321,750
55,005	Aspen Technology, Inc. *	2,076,989
13,100	Autodesk, Inc. *	798,183
36,400	Cognizant Technology Solutions Corp. *	2,184,728
24,000	Euronet Worldwide, Inc. *	1,738,320
2,150	priceline.com, Inc. *	2,741,143
19,400	Ultimate Software Group, Inc. *	3,792,894

		15,654,007

Quantity	Name of Issuer	Fair Value ($)

Transportation - 2.3%
34,300	Alaska Air Group, Inc.	2,761,493
11,900	Ryder System, Inc.	676,277

		3,437,770

Utilities - 1.0%
27,800	WEC Energy Group, Inc.	1,426,418

Total Common Stocks (cost: $97,228,057)		145,156,784

Total Investments in Securities - 98.7% (cost: $97,228,057)		145,156,784
Other Assets and Liabilities, net - 1.3%		1,855,815

Total Net Assets - 100.0%		$147,012,599

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

      PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	145,156,784	—	—	145,156,784

Total:	145,156,784	—	—	145,156,784

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2015	29

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($11.8 billion as of December 31, 2015). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund Class I posted a -6.14% return over the past six months, which compared favorably to the -8.75% return for the Russell 2000® Index. We remind investors that the inception date of this Fund was March 31, 2015. The Fund’s gross dividend yield (before deduction of expenses) is 2.76% compared to the 1.57% yield of the Russell 2000® Index.

Sentiment toward small capitalization stocks has soured in recent months, as fears of rising interest rates amid a slow growth economic backdrop were among the issues that rattled investors. From our perspective, the “base” case is that the U.S. economy will continue on a path similar to recent years, characterized by slow, choppy growth and a continuation of low interest rates and inflation. To a great degree, the correction in small company stocks, and the associated volatility, has given us the opportunity to build a diversified portfolio of smaller, well managed, dividend-paying companies at attractive valuations. Our research staff has identified many strongly managed companies with consistent and durable business models that can weather various macroeconomic environments, while paying an increasing dividend to shareholders. To this point, over the past twelve months, we estimate that 81% of the Fund’s current holdings have increased their dividend, compared to just 29% for the names in the Russell 2000® Index. In terms of sector structure, finance is the most heavily weighted sector in the Fund, followed by consumer services, producer manufacturing and process industries.

The Fund outperformed the Russell 2000® Index over the past six months with positive stock selection in most sectors, particularly producer manufacturing, electronic technology, health technology and consumer durables. In terms of individual stocks, top performers included Alaska Air Group, Monolithic Power Systems, Booz Allen Hamilton Holding, Solera Holdings, and Equity LifeStyle Properties. Each of these stocks rose 20% or more during the period. On the negative side, relative performance during the period was hurt by poor performance in the retail trade and consumer services sectors, and individual laggards Men’s Wearhouse, Ryder System, Golar LNG, Innophos Holdings and Kindred Healthcare.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

Many studies have shown that dividend payers have outperformed non-dividend payers over the long run, with lower volatility, at least partially due to the compounding effect. This Fund was based on this premise and we believe, to this point, that there has not been enough focus in applying this strategy to small capitalization investing. Therefore, we see an attractive opportunity for investors in the Fund over the long term.

Roger J. Sit             Michael T. Manns

Kent L. Johnson     Robert W. Sit

Portfolio Managers

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2015

	Sit Small Cap Dividend Growth Fund		Russell 2000® Index [1]
	Class I	Class S
Six Month	-6.14%	-6.31%	-8.75%
Since Inception (3/31/15)	-6.51	-6.69	-8.37

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/15:	$9.27 Per Share
Net Asset Value 6/30/15:	$9.96 Per Share
Total Net Assets:	$4.8 Million
Class S:
Net Asset Value 12/31/15:	$9.27 Per Share
Net Asset Value 6/30/15:	$9.96 Per Share
Total Net Assets:	$2.3 Million

Weighted Average Market Cap:	$3.5 Billion

TOP 10 HOLDINGS

  1. Monolithic Power Systems, Inc.

  2. Booz Allen Hamilton Holding Corp.

  3. STERIS, PLC

  4. Physicians Realty Trust

  5. Thor Industries, Inc.

  6. MKS Instruments, Inc.

  7. Solera Holdings, Inc.

  8. Deluxe Corp.

  9. Laclede Group, Inc.

10. Provident Financial Services, Inc.

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

.
DECEMBER 31, 2015	31

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Small Cap Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 94.3%
Commercial Services - 6.1%
3,975	Booz Allen Hamilton Holding Corp.	122,629
400	CEB, Inc.	24,556
2,000	Deluxe Corp.	109,080
800	Dun & Bradstreet Corp.	83,144
6,525	RR Donnelley & Sons Co.	96,048

		435,457

Consumer Durables - 7.3%
825	Carlisle Cos, Inc.	73,169
2,800	Ethan Allen Interiors, Inc.	77,896
435	Snap-On, Inc.	74,572
2,100	Thor Industries, Inc.	117,915
1,115	Toro Co.	81,473
1,650	Tupperware Brands Corp.	91,822

		516,847

Consumer Non-Durables - 4.1%
800	Carter’s, Inc.	71,224
1,900	Fresh Del Monte Produce, Inc.	73,872
1,600	Pinnacle Foods, Inc.	67,936
1,275	Sensient Technologies Corp.	80,096

		293,128

Consumer Services - 8.3%
1,900	Brinker International, Inc.	91,105
1,575	Capella Education Co.	72,796
2,375	Cinemark Holdings, Inc.	79,396
2,375	Dunkin’ Brands Group, Inc.	101,151
1,300	Lions Gate Entertainment Corp.	42,107
2,700	Service Corp. International/US	70,254
5,125	Time, Inc.	80,309
425	Vail Resorts, Inc.	54,396

		591,514

Electronic Technology - 4.8%
3,050	MKS Instruments, Inc.	109,800
2,050	Monolithic Power Systems, Inc.	130,606
2,075	Power Integrations, Inc.	100,907

		341,313

Energy Minerals - 1.4%
1,650	Vermilion Energy, Inc.	44,781
1,575	Western Refining, Inc.	56,102

		100,883

Finance - 24.6%
775	Alexandria Real Estate Equities, Inc.	70,029
2,625	Berkshire Hills Bancorp, Inc.	76,414
4,350	BlackRock Capital Investment Corp.	40,890
3,450	Brixmor Property Group, Inc.	89,079
2,950	Columbia Banking System, Inc.	95,904

Quantity	Name of Issuer	Fair Value ($)

4,400	Donegal Group, Inc.	61,952
2,400	East West Bancorp, Inc.	99,744
1,525	Equity LifeStyle Properties, Inc.	101,672
1,300	Evercore Partners, Inc.	70,291
6,575	Farmland Partners, Inc.	72,128
2,500	Horace Mann Educators Corp.	82,950
5,325	Janus Capital Group, Inc.	75,029
4,700	Kingstone Cos, Inc.	42,300
1,200	Lazard, Ltd.	54,012
1,225	Macquarie Infrastructure Co.	88,935
6,700	Monogram Residential Trust, Inc.	65,392
6,350	Old National Bancorp	86,106
2,075	PacWest Bancorp	89,432
7,075	Physicians Realty Trust	119,284
5,125	Provident Financial Services, Inc.	103,269
5,625	Umpqua Holdings Corp.	89,438
1,525	Validus Holdings, Ltd.	70,592

		1,744,842

Health Services - 2.8%
1,975	Healthcare Services Group, Inc.	68,868
2,325	Healthsouth Corp.	80,933
3,900	Kindred Healthcare, Inc.	46,449

		196,250

Health Technology - 4.4%
1,650	PerkinElmer, Inc.	88,390
1,625	STERIS, PLC	122,428
740	Teleflex, Inc.	97,273

		308,091

Industrial Services - 1.5%
325	Targa Resources Corp.	8,794
1,725	Waste Connections, Inc.	97,152

		105,946

Non-Energy Minerals - 1.2%
2,550	Commercial Metals Co.	34,910
1,525	Potlatch Corp.	46,116

		81,026

Process Industries - 6.1%
1,100	Avery Dennison Corp.	68,926
2,475	Huntsman Corp.	28,141
800	Ingredion, Inc.	76,672
1,325	Innophos Holdings, Inc.	38,398
1,225	Neenah Paper, Inc.	76,477
3,525	Orion Engineered Carbons SA	44,415
1,575	Scotts Miracle-Gro Co.	101,603

		434,632

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 7.1%
1,500	Applied Industrial Technologies, Inc.	60,735
900	Crane Co.	43,056
650	Graco, Inc.	46,846
475	Harris Corp.	41,278
525	Hubbell, Inc.	53,046
1,475	ITT Corp.	53,572
1,350	Lincoln Electric Holdings, Inc.	70,052
975	Orbital ATK, Inc.	87,106
425	Watsco, Inc.	49,780

		505,471

Retail Trade - 4.1%
1,575	Big Lots, Inc.	60,700
575	Casey’s General Stores, Inc.	69,259
1,400	Cato Corp.	51,548
1,200	Dick’s Sporting Goods, Inc.	42,420
2,800	DSW, Inc.	66,808

		290,735

Technology Services - 4.4%
1,300	Broadridge Financial Solutions, Inc.	69,849
865	DST Systems, Inc.	98,662
1,200	ManTech International Corp.	36,288
2,000	Solera Holdings, Inc.	109,660

		314,459

Quantity	Name of Issuer	Fair Value ($)

Transportation - 1.8%
675	Alaska Air Group, Inc.	54,344
950	Golar LNG, Ltd.	15,000
1,050	Ryder System, Inc.	59,672

		129,016

Utilities - 4.3%
750	Connecticut Water Service, Inc.	28,508
3,600	Covanta Holding Corp.	55,764
1,100	ITC Holdings Corp.	43,175
1,750	Laclede Group, Inc.	103,968
2,125	New Jersey Resources Corp.	70,040

		301,455

Total Common Stocks (cost: $7,049,584)		6,691,065

Investment Companies - 1.0%
2,450	Tortoise Energy Infrastructure Corp.	68,159

(cost: $94,401)

Total Investments in Securities - 95.3% (cost: $7,143,985)		6,759,224
Other Assets and Liabilities, net - 4.7%		336,637

Total Net Assets - 100.0%		$7,095,861

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	6,691,065	—	—	6,691,065
Investment Companies	68,159	—	—	68,159

Total:	6,759,224	—	—	6,759,224

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2015	33

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($11.8 billion as of December 31, 2015).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned -10.16% over the past six months. This compares to the six-month return of -9.31% for the Russell 2000® Growth Index and the -8.75% return for the Russell 2000® Index.

Small capitalization stocks fell over the past six months, as investors became increasingly risk averse after a long period of strong returns for equities. To be sure, risks have risen as we move later in this economic cycle. Corporate earnings growth has stalled out, and tightening labor markets are resulting in more restrictive monetary policy. However, we believe that valuation levels for small capitalization stocks are attractive and, relative to larger stocks, have important attributes that may be attractive to investors in the months ahead. First, since smaller companies tend to be more domestic-oriented, they are more insulated from economic weakness (and currency swings) occurring outside the U.S. Second, many small companies have unique business models, technologies or end-markets that allow them to generate earnings growth, even in a sluggish economic backdrop. Our investment staff continues to identify attractive themes within many sectors, with a particular emphasis on health care. Our investment focus is on companies that innovate and add value – primarily through therapies, new drugs or technologies – and, ideally, can lower costs in a more- regulated environment. While health care remains the heaviest-weighted sector, we believe having a diversified portfolio is important, as we expect market volatility to increase in the months ahead.

The Fund slightly underperformed the Russell 2000® Growth Index during the second half of 2015. Relative performance was negatively by impacted by stock selection in the consumer non-durables, electronic technology and health technology sectors. Conversely, the Fund benefitted from strong stock selection in the industrial services, commercial services and producer manufacturing sectors. In terms of individual stocks, the top contributors to the Fund’s returns during the period included Ultimate Software Group, Waste Connections, Alaska Air Group, Ulta Salon, Snap-On and Orbital ATK. The worst six-month performers were Cardiovascular Systems, Iconix Brand Group, Skyworks Solutions, Polaris Industries, G-III Apparel Group and Ryder System.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our research team remains highly focused on identifying long-term investment opportunities within the small cap universe, and we appreciate shareholders’ continued interest in the Fund.

Roger J. Sit Kent L. Johnson Portfolio Managers	Michael J. Stellmacher Robert W. Sit

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2015

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	-10.16%	-9.31%	-8.75%
One Year	-2.66	-1.38	-4.41
Five Year	8.87	10.67	9.19
Ten Year	6.75	7.95	6.80
Since Inception (7/1/94)	10.29	7.60	8.93

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/15:	$48.76 Per Share
Net Asset Value 6/30/15:	$60.10 Per Share
Total Net Assets:	$91.7 Million
Weighted Average Market Cap:	$7.6 Billion

TOP 10 HOLDINGS

  1. Ultimate Software Group, Inc.

  2. Skyworks Solutions, Inc.

  3. Snap-On, Inc.

  4. Celgene Corp.

  5. Synaptics, Inc.

  6. Acadia Healthcare Co., Inc.

  7. Manhattan Associates, Inc.

  8. On Assignment, Inc.

  9. Waste Connections, Inc.

10. Alexion Pharmaceuticals, Inc.

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.8%
Commercial Services - 5.0%
23,100	AMN Healthcare Services, Inc. *	717,255
35,300	Booz Allen Hamilton Holding Corp.	1,089,005
30,200	Cardtronics, Inc. *	1,016,230
39,400	On Assignment, Inc. *	1,771,030

		4,593,520

Communications - 1.2%
10,750	SBA Communications Corp. *	1,129,502

Consumer Durables - 6.4%
28,800	Century Communities, Inc. *	510,048
15,300	Ethan Allen Interiors, Inc.	425,646
9,800	Polaris Industries, Inc.	842,310
12,700	Snap-On, Inc.	2,177,161
20,300	Take-Two Interactive Software, Inc. *	707,252
12,800	Tenneco, Inc. *	587,648
11,200	Thor Industries, Inc.	628,880

		5,878,945

Consumer Non-Durables - 2.0%
23,180	G-III Apparel Group, Ltd. *	1,025,947
25,300	Skechers U.S.A., Inc. *	764,313

		1,790,260

Consumer Services - 4.6%
5,400	Buffalo Wild Wings, Inc. *	862,110
11,000	Capella Education Co.	508,420
32,700	Dunkin’ Brands Group, Inc.	1,392,693
22,400	Lions Gate Entertainment Corp.	725,536
5,800	Vail Resorts, Inc.	742,342

		4,231,101

Electronic Technology - 8.7%
16,700	Ambarella, Inc. *	930,858
13,700	Arista Networks, Inc. *	1,066,408
62,100	Ciena Corp. *	1,284,849
33,900	Invensense, Inc. *	346,797
31,400	Skyworks Solutions, Inc.	2,412,462
24,600	Synaptics, Inc. *	1,976,364

		8,017,738

Energy Minerals - 1.4%
15,800	Gulfport Energy Corp. *	388,206
25,300	Western Refining, Inc.	901,186

		1,289,392

Finance - 8.1%
8,100	Affiliated Managers Group, Inc. *	1,294,056
25,100	First Republic Bank/CA	1,658,106
17,600	PacWest Bancorp	758,560
43,100	Physicians Realty Trust	726,666

Quantity	Name of Issuer	Fair Value ($)

11,300	Signature Bank/New York NY *	1,733,081
14,750	Stifel Financial Corp. *	624,810
14,000	Validus Holdings, Ltd.	648,060

		7,443,339

Health Services - 9.0%
31,200	Acadia Healthcare Co., Inc. *	1,948,752
20,600	Advisory Board Co. *	1,021,966
19,900	Amsurg Corp. *	1,512,400
3,800	Athenahealth, Inc. *	611,686
41,900	Healthcare Services Group, Inc.	1,461,053
9,700	Stericycle, Inc. *	1,169,820
13,000	Team Health Holdings, Inc. *	570,570

		8,296,247

Health Technology - 15.9%
9,100	Alexion Pharmaceuticals, Inc. *	1,735,825
13,400	Align Technology, Inc. *	882,390
91,000	BioCryst Pharmaceuticals, Inc. *	939,120
87,800	BioDelivery Sciences International, Inc. *	420,562
5,400	Bio-Techne Corp.	486,000
16,600	Celgene Corp. *	1,988,016
39,000	Celldex Therapeutics, Inc. *	611,520
3,700	Clovis Oncology, Inc. *	129,500
50,100	Halozyme Therapeutics, Inc. *	868,233
23,800	Ionis Pharmaceuticals, Inc. *	1,473,934
53,000	K2M Group Holdings, Inc. *	1,046,220
57,400	Novavax, Inc. *	481,586
17,100	PerkinElmer, Inc.	916,047
3,100	Puma Biotechnology, Inc. *	243,040
16,600	Sangamo BioSciences, Inc. *	151,558
17,900	STERIS, PLC	1,348,586
68,800	Tandem Diabetes Care, Inc. *	812,528

		14,534,665

Industrial Services - 3.1%
22,900	EMCOR Group, Inc.	1,100,116
31,200	Waste Connections, Inc.	1,757,184

		2,857,300

Process Industries - 1.7%
11,500	CF Industries Holdings, Inc.	469,315
17,500	Scotts Miracle-Gro Co.	1,128,925

		1,598,240

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 7.1%
12,500	CLARCOR, Inc.	621,000
15,800	Crane Co.	755,872
6,500	Hubbell, Inc.	656,760
9,900	IDEX Corp.	758,439
25,300	ITT Corp.	918,896
8,300	Lincoln Electric Holdings, Inc.	430,687
14,000	Orbital ATK, Inc.	1,250,760
8,700	Proto Labs, Inc. *	554,103
8,400	Wabtec Corp.	597,408

		6,543,925

Retail Trade - 5.1%
8,300	Casey’s General Stores, Inc.	999,735
20,300	Dick’s Sporting Goods, Inc.	717,605
37,500	DSW, Inc.	894,750
28,100	Finish Line, Inc.	508,048
8,200	Ulta Salon Cosmetics & Fragrance, Inc. *	1,517,000

		4,637,138

Technology Services - 13.8%
13,100	ANSYS, Inc. *	1,211,750
34,500	Aspen Technology, Inc. *	1,302,720
22,100	comScore, Inc. *	909,415
9,300	DST Systems, Inc.	1,060,758
14,300	Euronet Worldwide, Inc. *	1,035,749
15,450	GoDaddy, Inc. *	495,327
27,000	Manhattan Associates, Inc. *	1,786,590

Quantity	Name of Issuer	Fair Value ($)

18,500	Solera Holdings, Inc.	1,014,355
33,100	Synchronoss Technologies, Inc. *	1,166,113
13,500	Ultimate Software Group, Inc. *	2,639,385

		12,622,162

Transportation - 3.2%
19,400	Alaska Air Group, Inc.	1,561,894
29,000	Knight Transportation, Inc.	702,670
11,300	Ryder System, Inc.	642,179

		2,906,743

Utilities - 1.5%
18,900	ITC Holdings Corp.	741,825
10,100	Laclede Group, Inc.	600,041

		1,341,866

Total Common Stocks (cost: $65,165,191)		89,712,083

Total Investments in Securities - 97.8% (cost: $65,165,191)		89,712,083
Other Assets and Liabilities, net - 2.2%		1,976,627

Total Net Assets - 100.0%		$91,688,710

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC- Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	89,712,083	—	—	89,712,083

Total:	89,712,083	—	—	89,712,083

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2015	37

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the six-month period ended December 31, 2015, the Sit International Growth Fund generated a total return of -3.82% versus the MSCI EAFE Index return of -6.01%. The positive overall contribution from stock selection and sector allocation was partially offset by the holdings in industrial and financial sector. On a regional basis, country allocation and stock selection contributed positively during the period.

We continue to overweight Europe relative to the benchmark, but have been adopting a more defensive stance by shifting towards domestic-centric stocks and away from cyclical stocks with large emerging markets exposure. While a soft landing of China’s economy is unlikely to have a considerable direct impact on GDP growth in Europe, it is too early to determine the extent of the effect for global growth-especially if we layer on a potential credit crisis in a number of emerging markets. Global growth concerns notwithstanding, a number of key data points indicate that Europe remains on track for modest economic expansion in 2016 driven by improving domestic demand, favorable currency, and easing monetary policy. Given the fragile/asymmetric nature of the economic recovery and ongoing deflationary forces, we anticipate that the European Central Bank will remain highly accommodative.

European equities continue to trade at a discount to U.S. counterparts on a number of valuation metrics and we believe corporate earnings are poised for upward revisions as a result of improving demand; operating leverage; favorable input costs; and deployment of excess cash for acquisitions and share repurchases. The portfolio continues to emphasize high quality, cash generative companies that are domestic-centric; beneficiaries of the weaker euro; possess secular or niche growth drivers; and/or address markets where there is pent-up demand.

With no clear path to sustainable growth for the economy and only middling equity valuations, we remain underweight Japanese equities. The Japanese economy continues to stumble forward and developments over the past few months give us no reason to alter our still cautious stance regarding the country’s economic growth outlook. Our concern continues to stem from the difficult backdrop for growth given the dual structural challenges of a rapidly aging population and significantly elevated sovereign debt levels. Our exposure in Japan remains limited to companies either serving defensive, consumption-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

driven domestic markets or to those generating a majority of revenue in select overseas markets.

Elsewhere in Asia-Pacific, we remain underweight Australia due to lackluster economic growth, housing market concerns, and the unwinding of the resources boom. Our strategy in China continues to emphasize companies that are listed in Hong Kong or the United States, are beneficiaries of economic reform, address areas of fast-growing mass market consumption, and/or have exposure to developed markets.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2015

	Sit International Growth Fund	MSCI EAFE Index [1]	MSCI EAFE Growth Index [2]
Six Month	-3.82%	-6.01%	-2.64%
One Year	4.86	-0.81	4.09
Five Year	3.77	3.60	4.60
Ten Year	2.41	3.03	4.03
Since Inception (11/1/91)	3.92	5.09	4.11

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

The index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. It is not possible to invest directly in an index.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l	MSCI EAFE
	Growth Fund	Index
Europe	68.8%	62.5%
Asia	22.0%	36.8%
North America	6.1%	—
Africa/Middle East	1.4%	0.7%
Cash & Other Net Assets	1.7%	—

Based on total net assets as of December 31, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/15:	$15.17 Per Share
Net Asset Value 6/30/15:	$16.92 Per Share
Total Net Assets:	$21.7 Million
Weighted Average Market Cap:	$55.8 Billion

TOP 10 HOLDINGS

  1. Nestle SA

  2. Diageo, PLC, ADR

  3. Medtronic, PLC

  4. Seven & I Holdings Co., Ltd.

  5. Babcock International Group, PLC

  6. British American Tobacco, PLC

  7. Reckitt Benckiser Group, PLC

  8. Roche Holding AG

  9. DS Smith, PLC

10. Novartis AG

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	39

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.4%
Africa/Middle East - 1.4%
Israel - 1.4%
4,500	Teva Pharmaceutical Industries, Ltd., ADR	295,380

Asia - 21.1%
Australia - 1.0%
2,850	CSL, Ltd.	217,283

China/Hong Kong - 6.0%
35,200	AIA Group, Ltd.	210,323
1,200	Alibaba Group Holding, Ltd., ADR *	97,524
15,732	CK Hutchison Holdings, Ltd.	211,468
5,525	HSBC Holdings, PLC, ADR	218,072
70,500	Techtronic Industries Co., Ltd.	285,401
13,900	Tencent Holdings, Ltd.	272,162

		1,294,950

Japan - 11.5%
14,000	Ajinomoto Co., Inc.	331,460
13,100	Asics Corp.	271,792
22,400	Astellas Pharma, Inc.	318,881
25,200	Daicel Corp.	375,024
18,300	Inpex Corp.	178,405
5,400	Makita Corp.	311,184
9,700	Seven & I Holdings Co., Ltd.	444,110
8,700	Suzuki Motor Corp.	264,339

		2,495,195

Singapore - 1.6%
2,350	Avago Technologies, Ltd.	341,102

South Korea - 1.0%
5,100	Korea Electric Power Corp.	216,073

Europe - 68.8%
Belgium - 1.7%
2,925	Anheuser-Busch InBev NV, ADR	365,625

Denmark - 1.3%
4,695	Novo Nordisk A/S	271,832

France - 8.0%
4,545	BNP Paribas SA	257,145
3,035	Dassault Systemes SA	242,591
3,030	Ingenico	382,452
5,525	Safran SA	379,585
3,000	Schlumberger, Ltd.	209,250
1,050	Unibail-Rodamco SE	266,629

		1,737,652

Germany - 6.0%
6,675	GEA Group AG	269,677
1,915	Linde AG	276,639
6,700	Norma Group SE	370,321

Quantity	Name of Issuer	Fair Value ($)

285	Rational AG	129,366
2,725	Siemens AG	263,634

		1,309,637

Ireland - 3.4%
700	Allergan, PLC *	218,750
6,800	Medtronic, PLC	523,056

		741,806

Italy - 0.7%
6,425	Azimut Holding SpA	159,702

Netherlands - 8.2%
2,475	ASML Holding NV	219,706
2,800	Galapagos NV *	172,901
8,000	GrandVision NV	240,054
23,900	ING Groep NV	323,370
2,475	LyondellBasell Industries NV	215,078
6,350	Mobileye NV *	268,478
19,300	RELX NV	325,058

		1,764,645

Spain - 3.0%
47,900	Iberdrola SA	339,564
9,325	Inditex SA	320,354

		659,918

Switzerland - 10.1%
4,100	Adecco SA	280,615
8,910	Nestle SA	661,436
4,975	Novartis AG	427,946
1,560	Roche Holding AG	432,289
1,475	Zurich Insurance Group AG	378,928

		2,181,214

United Kingdom - 26.4%
19,600	Ashtead Group, PLC	322,576
5,325	ASOS, PLC *	270,563
29,200	Babcock International Group, PLC	436,985
110,400	Barclays, PLC	355,354
5,400	Bellway, PLC	225,794
7,830	British American Tobacco, PLC	434,834
7,450	Burberry Group, PLC	131,076
3,800	Delphi Automotive, PLC	325,774
4,950	Diageo, PLC, ADR	539,896
73,225	DS Smith, PLC	428,337
13,300	easyJet, PLC	341,107
30,300	Essentra, PLC	369,363
52,801	Just Eat, PLC *	383,387
4,600	Nielsen Holdings, PLC	214,360
4,675	Reckitt Benckiser Group, PLC	432,563
4,500	Royal Dutch Shell, PLC, ADR - Class A	206,055

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

2,200	Royal Dutch Shell, PLC, ADR - Class B	101,288
2,830	Shire, PLC	194,160

		5,713,472

North America - 6.1%
Canada - 3.9%
3,625	Agrium, Inc.	323,858
10,925	BCE, Inc.	421,924
4,300	Suncor Energy, Inc.	110,940

		856,722

United States - 2.2%
4,300	Euronet Worldwide, Inc. *	311,449
125	priceline.com, Inc. *	159,369

		470,818

Total Common Stocks (cost: $19,679,903)		21,093,026

Investment Companies - 0.9%
7,300	iShares MSCI India ETF	201,042

(cost: $218,794)

Total Investments in Securities - 98.3% (cost: $19,898,697)		21,294,068
Other Assets and Liabilities, net - 1.7%		361,359

Total Net Assets - 100.0%		$21,655,427

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2015	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	—	217,283	—	217,283
Belgium	365,625	—	—	365,625
Canada	856,722	—	—	856,722
China/Hong Kong	315,596	979,354	—	1,294,950
Denmark	—	271,832	—	271,832
France	209,250	1,528,402	—	1,737,652
Germany	—	1,309,637	—	1,309,637
Ireland	741,806	—	—	741,806
Israel	295,380	—	—	295,380
Italy	—	159,702	—	159,702
Japan	—	2,495,195	—	2,495,195
Netherlands	1,026,632	738,013	—	1,764,645
Singapore	341,102	—	—	341,102
South Korea	—	216,073	—	216,073
Spain	—	659,918	—	659,918
Switzerland	—	2,181,214	—	2,181,214
United Kingdom	1,387,373	4,326,099	—	5,713,472
United States	470,818	—	—	470,818
Investment Companies	201,042	—	—	201,042

Total:	6,211,346	15,082,722	—	21,294,068

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2015	43

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to seek maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund declined -17.70% for the six-month period ended December 31, 2015, outperforming the MSCI Emerging Markets Index’s -18.32%. Emerging markets’ performance was affected by the slowdown in China’s economy, weak global economic growth, and higher U.S. interest rates. China’s surprise currency devaluation in August sparked concerns that China’s economy, the engine of global growth, may be slowing faster than forecast. The Chinese Renminbi has continued to weaken and is now near a 5-year low, and it raises the prospect of regional currency devaluations. China is in a major secular transition of its economic structure, from exports, investment and heavy industry to domestic consumption and services. China’s economic growth is expected to slow down further, to around +6.5 percent in 2016, supported by structural reforms, monetary policy, and fiscal policy. Large scale stimulus isn’t likely given the significant debt buildup in China since the global financial crisis and overcapacity problems. India’s economic momentum is accelerating on strength in consumer spending, lower oil prices, manufacturing, and passage of government reforms. India’s economy should grow +7.4% in fiscal year 2016. Brazil’s economy is in a deep recession, having contracted by -4.5% year-over-year in third quarter 2015, on a decline in domestic demand and contraction in investments.

The Non-Euroland and Euroland regions contributed positive relative outperformance due to stock selection in Turkey and underweight in Greece. The Asia Pacific ex-Japan region contributed negative relative underperformance, because of negative stock selection in Thailand and India. Exposure to Mexico also negatively impacted relative performance. Positive stock selection in China and Brazil added to relative outperformance.

The consumer services (TAL Education), banks (Shinhan Financial), and capital goods (Embraer) sectors helped contribute to relative outperformance. Food beverage (AmBev, China Mengniu Dairy), telecommunication services (Advanced Info Services, MTN Group), and healthcare (Qualicorp) had the most negative impact on relative underperformance due to poor stock selection. The Funds overweight in consumer services and media contributed positively on stock selection and allocation. The underweight in the materials sector also added to relative outperformance. Conversely, automobiles posted negative relative stock underperformance.

In China, we are maintaining a defensive investment strategy and building positions around “New China” sectors (technology, inter-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

net, and insurance). We are overweight the consumer sectors, especially in the mass market. Our investments in India are concentrated in information technology, financials, and healthcare.

In Latin America, economic growth remains weak. Brazil’s economic outlook is dismal, with 2016 GDP growth expected to decline -2.5 percent, inflation still elevated, and industrial production growth falling. Mexico’s economic growth has been modest, as export growth to the United States and industrial production has been weak, in addition to consumer spending slowing. We have a defensive investment strategy in Brazil, concentrating on consumer staples and global exporters.

The Fund is maintaining a conservative investment strategy, comprising high quality companies with strong, experienced management teams, leading market positions, healthy balance sheets, good cash flow generation, and sustainable earnings and revenue growth.

Roger J. Sit        Raymond E. Sit

Portfolio Managers

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2015

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]

Six Month	-17.70%	-18.32%	-15.11%
One Year	-15.88	-16.96	-12.79
Five Year	-6.71	-7.16	-4.79
Ten Year	1.55	1.18	1.86
Since Inception	3.03	2.38	n/a
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index

Asia	73.4%	72.2%
Latin America	11.7%	11.9%
Africa/Middle East	11.3%	8.9%
Europe	1.5%	7.0%
North America	1.1%	—
Cash & Other Net Assets	1.0%	—

Based on total net assets as of December 31, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/15:	$11.79 Per Share
Net Asset Value 6/30/15:	$14.77 Per Share
Total Net Assets:	$7.2 Million
Weighted Average Market Cap:	$50.2 Billion

TOP 10 HOLDINGS

    1. Tencent Holdings, Ltd.

    2. Embraer SA, ADR

    3. Naspers, Ltd.

    4. Samsung Electronics Co., Ltd.

    5. Shinhan Financial Group Co., Ltd.

    6. Ambev SA, ADR

    7. ICICI Bank, Ltd., ADR

    8. NICE Systems, Ltd., ADR

    9. Taiwan Semiconductor Co.

  10. China Mobile, Ltd., ADR

Based on total net assets as of December 31, 2015. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2015. Subject to change.

DECEMBER 31, 2015	45

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.2%
Africa/Middle East - 11.3%
Israel - 3.0%
3,800	NICE Systems, Ltd., ADR	217,816

South Africa - 8.3%
6,410	Bidvest Group, Ltd.	136,054
10,000	MTN Group, Ltd.	86,144
2,210	Naspers, Ltd.	302,072
2,800	Sasol, Ltd., ADR	75,096

		599,366

Asia - 70.6%
China/Hong Kong - 30.9%
17,200	AIA Group, Ltd.	102,771
1,450	Alibaba Group Holding, Ltd., ADR *	117,842
277,000	China Construction Bank Corp.	188,955
12,425	China Life Insurance Co., Ltd., ADR	198,676
45,000	China Mengniu Dairy Co., Ltd.	73,050
3,825	China Mobile, Ltd., ADR	215,462
700	CNOOC, Ltd., ADR	73,066
14,000	ENN Energy Holdings, Ltd.	74,265
165,000	Geely Automobile Holdings, Ltd.	87,187
70,000	Great Wall Motor Co., Ltd.	80,852
20,000	Hengan International Group Co., Ltd.	187,763
1,600	Hong Kong Exchanges & Clearing, Ltd.	40,760
3,900	JD.com, Inc., ADR *	125,834
625,000	Orange Sky Golden Harvest Entertainment *	50,476
725	PetroChina Co., Ltd., ADR	47,553
4,250	TAL Education Group, ADR *	197,498
19,000	Tencent Holdings, Ltd.	372,020

		2,234,030

India - 5.1%
28,800	ICICI Bank, Ltd., ADR	225,504
4,900	Tata Motors, Ltd., ADR *	144,416

		369,920

Indonesia - 2.1%
355,000	Astra International Tbk PT	152,917

Japan - 1.3%
3,100	Suzuki Motor Corp.	94,190

Malaysia - 1.0%
5,400	British American Tobacco Malaysia	70,431

Singapore - 3.3%
850	Avago Technologies, Ltd.	123,377
10,000	DBS Group Holdings, Ltd.	117,195

		240,572

South Korea - 14.2%
1,475	CJ CGV Co., Ltd.	156,759
485	E-Mart Co., Ltd.	77,823

Quantity	Name of Issuer	Fair Value ($)

4,787	Industrial Bank of Korea	50,055
3,950	Korea Electric Power Corp.	167,350
270	Samsung Electronics Co., Ltd.	287,977
8,400	Shinhan Financial Group Co., Ltd.	282,171

		1,022,135

Taiwan - 6.4%
82,086	Cathay Financial Holding Co., Ltd.	114,997
26,071	Hon Hai Precision Industry Co., Ltd., GDR	132,206
50,482	Taiwan Semiconductor Co.	217,792

		464,995

Thailand - 2.7%
13,200	Advanced Info Service PCL	55,541
31,800	Bangkok Bank PCL	135,790

		191,331

Turkey - 3.6%
2,950	BIM Birlesik Magazalar A/S	51,926
67,800	Kordsa Global Endustriyel Iplik A/S	109,123
15,700	Tav Havalimanlari Holding A/S	97,866

		258,915

Europe - 1.5%
Netherlands - 1.5%
2,625	Mobileye NV *	110,985

Latin America - 11.7%
Brazil - 9.5%
53,700	Ambev SA, ADR	239,502
10,221	Banco Bradesco SA	49,809
335	Banco Bradesco SA, Rights *	175
10,250	Embraer SA, ADR	302,785
25,600	Qualicorp SA	91,432

		683,703

Chile - 1.2%
5,125	Banco Santander Chile, ADR	90,409

Peru - 1.0%
2,800	Southern Copper Corp.	73,138

North America - 1.1%
United States - 1.1%
1,375	Tupperware Brands Corp.	76,519

Total Common Stocks (cost: $6,773,190)		6,951,372

Investment Companies - 2.8%
7,400	iShares MSCI India ETF	203,796

(cost: $217,563)

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Fair Value ($)

Total Investments in Securities - 99.0% (cost: $6,990,753)	7,155,168
Other Assets and Liabilities, net - 1.0%	73,851

Total Net Assets - 100.0%	$7,229,019

*  Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
DECEMBER 31, 2015	47

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2015

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Brazil	683,528	175	—	683,703
Chile	90,409	—	—	90,409
China/Hong Kong	975,931	1,258,099	—	2,234,030
India	369,920	—	—	369,920
Indonesia	—	152,917	—	152,917
Israel	217,816	—	—	217,816
Japan	—	94,190	—	94,190
Malaysia	—	70,431	—	70,431
Netherlands	110,985	—	—	110,985
Peru	73,138	—	—	73,138
Singapore	123,377	117,195	—	240,572
South Africa	75,096	524,270	—	599,366
South Korea	—	1,022,135	—	1,022,135
Taiwan	—	464,995	—	464,995
Thailand	—	191,331	—	191,331
Turkey	—	258,915	—	258,915
United States	76,519	—	—	76,519
Investment Companies	203,796	—	—	203,796

Total:	3,000,515	4,154,653	—	7,155,168

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2015	49

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2015

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$18,227,681	$883,892,895	$22,758,186

Investments in securities, at fair value - see accompanying schedule for detail	$21,460,579	$972,719,612	$23,866,523
Cash in bank on demand deposit	1,629,540	—	383,178
Accrued interest and dividends receivable.	73,226	1,796,514	63,791
Receivable for investment securities sold	—	13,042,350	110,992
Receivable for Fund shares sold	25,395	538,781	26,666

Total assets	23,188,740	988,097,257	24,451,150

LIABILITIES
Disbursements in excess of cash balances	—	206,289	—
Payable for investment securities purchased	68,214	5,149,016	—
Payable for Fund shares redeemed.	1,675	5,348,335	—
Cash portion of dividends payable to shareholders	—	1,874	—
Accrued investment management fees and advisory fees	19,361	879,680	25,893
Accrued 12b-1 fees (Class S)	—	15,126	604

Total liabilities	89,250	11,600,320	26,497

Net assets applicable to outstanding capital stock	$23,099,490	$976,496,937	$24,424,653

Net assets consist of:
Capital (par value and paid-in surplus)	$20,059,888	$868,128,395	$23,769,343
Undistributed (distributions in excess of) net investment income	(90,813)	(2,657,106)	(69,430)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(102,483)	22,198,931	(380,942)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	3,232,898	88,826,717	1,105,682

	$23,099,490	$976,496,937	$24,424,653

Outstanding shares:
Common Shares (Class I) *	1,136,999	59,444,587	1,640,190

Common Shares (Class S) *	—	4,623,367	217,974

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$23,099,490	$906,238,257	$21,560,350

Common Shares (Class S) *	—	70,258,680	2,864,303

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$20.32	$15.25	$13.15

Common Shares (Class S) *	—	$15.20	$13.14

*	Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$90,017,989	$97,228,057	$7,143,985	$65,165,191	$19,898,697	$6,990,753

$132,297,203	$145,156,784	$6,759,224	$89,712,083	$21,294,068	$7,155,168
694,496	1,999,499	357,425	2,219,387	395,150	78,347
106,542	49,324	13,239	20,349	106,396	17,115
1,414,523	—	74,943	—	—	13,356
41,589	4,068	25,464	4,566	2,113	1,218

134,554,353	147,209,675	7,230,295	91,956,385	21,797,727	7,265,204

—	—	—	—	—	—
—	—	126,567	—	74,937	—
475,131	39,012	—	149,555	39,964	23,580
—	—	—	—	—	—
118,158	158,064	7,384	118,120	27,399	12,605
—	—	483	—	—	—

593,289	197,076	134,434	267,675	142,300	36,185

$133,961,064	$147,012,599	$7,095,861	$91,688,710	$21,655,427	$7,229,019

$91,565,387	$97,475,161	$7,627,621	$68,331,002	$20,465,069	$7,176,407
(3,582,677)	(203,221)	3,365	(381,636)	(1,007)	(6,677)
3,699,140	1,811,932	(150,364)	(807,548)	(195,080)	(104,970)
42,279,214	47,928,727	(384,761)	24,546,892	1,386,445	164,259

$133,961,064	$147,012,599	$7,095,861	$91,688,710	$21,655,427	$7,229,019

3,659,906	9,336,515	516,926	1,880,600	1,427,946	613,194

—	—	248,633	—	—	—

$133,961,064	$147,012,599	$4,791,136	$91,688,710	$21,655,427	$7,229,019

—	—	2,304,725	—	—	—

$36.60	$15.75	$9.27	$48.76	$15.17	$11.79

—	—	$9.27	—	—	—

DECEMBER 31, 2015	51

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2015

			Sit
		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
Investment income:
Income:
Dividends*	$134,578	$14,175,513	$300,589
Interest	117,373	—	—

Total income.	251,951	14,175,513	300,589

Expenses (note 4):
Investment management and advisory service fee	112,230	5,417,418	155,538
12b-1 fees (Class S)	—	95,385	3,622

Total expenses	112,230	5,512,803	159,160

Net investment income (loss)	139,721	8,662,710	141,429

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	344,135	43,500,676	(498,211)
Net realized gain (loss) on foreign currency transactions	—	—	49

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(532,730)	(58,848,410)	(395,006)

Net gain (loss)	(188,595)	(15,347,734)	(893,168)

Net increase (decrease) in net assets resulting from operations	($48,874)	($6,685,024)	($751,739)

* Foreign taxes withheld on dividends received	—	$115,555	$9,512

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$1,013,544	$787,447	$88,831	$353,850	$165,053	$74,257
—		—		—	—

1,013,544	787,447	88,831	353,850	165,053	74,257

712,461	990,668	43,302	735,486	165,994	80,228
—	—	2,847	—	—	—

712,461	990,668	46,149	735,486	165,994	80,228

301,083	(203,221)	42,682	(381,636)	(941)	(5,971)

5,994,039	4,375,879	(157,676)	(804,440)	77,264	(22,270)
—	—	—	—	(1,988)	(1,176)

(5,317,853)	(16,644,304)	(339,768)	(9,347,568)	(954,349)	(1,592,260)

676,186	(12,268,425)	(497,444)	(10,152,008)	(879,073)	(1,615,706)

$977,269	($12,471,646)	($454,762)	($10,533,644)	($880,014)	($1,621,677)

—	$1,018	$651	$605	$14,854	$9,360

DECEMBER 31, 2015	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
Operations:
Net investment income (loss)	$139,721	$212,041	$8,662,710	$15,004,042
Net realized gain (loss) on investments and foreign currency transactions	344,135	973,568	43,500,676	129,746,541
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(532,730)	(163,103)	(58,848,410)	(74,833,461)

Net increase (decrease) in net assets resulting from operations	(48,874)	1,022,506	(6,685,024)	69,917,122

Distributions from:
Net investment income
Common shares (Class I)	(299,000)	(199,000)	(14,494,312)	(13,464,793)
Common shares (Class S)	—	—	(956,689)	(1,026,207)
Net realized gains on investments
Common shares (Class I)	(1,053,968)	(480,078)	(106,854,655)	(119,694,644)
Common shares (Class S)	—	—	(7,776,788)	(10,548,178)

Total distributions	(1,352,968)	(679,078)	(130,082,444)	(144,733,822)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	4,729,108	8,320,812	186,838,109	208,800,590
Common shares (Class S)	—	—	2,172,115	9,777,088
Reinvested distributions
Common shares (Class I)	1,340,958	675,273	38,770,925	46,959,946
Common shares (Class S)	—	—	8,674,502	11,489,762
Payments for shares redeemed
Common shares (Class I)	(4,538,444)	(2,014,901)	(147,204,006)	(248,581,657)
Common shares (Class S)	—	—	(14,406,440)	(35,749,398)

Increase (decrease) in net assets from capital transactions.	1,531,622	6,981,184	74,845,205	(7,303,669)

Total increase (decrease) in net assets	129,780	7,324,612	(61,922,263)	(82,120,369)

Net assets:
Beginning of period	22,969,710	15,645,098	1,038,419,200	1,120,539,569

End of period *	$23,099,490	$22,969,710	$976,496,937	$1,038,419,200

Capital transactions in shares:
Sold
Common shares (Class I)	220,169	383,633	10,774,042	11,517,705
Common shares (Class S)	—	—	129,575	541,368
Reinvested distributions
Common shares (Class I)	65,634	31,872	2,540,191	2,703,144
Common shares (Class S)	—	—	570,414	663,435
Redeemed
Common shares (Class I)	(215,046)	(93,881)	(8,782,066)	(13,738,327)
Common shares (Class S)	—	—	(861,264)	(1,973,196)

Net increase (decrease)	70,757	321,624	4,370,892	(285,871)

* includes undistributed (distributions in excess) net investment income (loss)	($90,813)	$68,466	($2,657,106)	$4,131,185

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

$141,429	$339,203	$301,083	$694,684	($203,221)	($523,027)
(498,162)	2,506,622	5,994,039	35,475,388	4,375,879	24,906,408
(395,006)	(2,265,234)	(5,317,853)	(17,898,539)	(16,644,304)	(8,333,973)

(751,739)	580,591	977,269	18,271,533	(12,471,646)	16,049,408

(303,543)	(284,505)	(4,260,000)	(774,000)	—	—
(35,457)	(45,495)	—	—	—	—

(1,512,966)	(1,500,249)	(28,228,978)	(33,093,221)	(23,213,056)	(22,297,244)
(201,110)	(245,468)	—	—	—	—

(2,053,076)	(2,075,717)	(32,488,978)	(33,867,221)	(23,213,056)	(22,297,244)

1,572,310	5,533,002	4,357,895	4,283,270	1,098,089	1,271,258
89,205	3,019,026	—	—	—	—

1,816,282	1,784,612	32,014,455	33,300,492	22,382,176	21,501,154
236,567	290,963	—	—	—	—

(770,374)	(6,024,442)	(15,706,439)	(65,755,175)	(12,636,601)	(24,946,507)
(590,056)	(3,022,827)	—	—	—	—

2,353,934	1,580,334	20,665,911	(28,171,413)	10,843,664	(2,174,095)

(450,881)	85,208	(10,845,798)	(43,767,101)	(24,841,038)	(8,421,931)

24,875,534	24,790,326	144,806,862	188,573,963	171,853,637	180,275,568

$24,424,653	$24,875,534	$133,961,064	$144,806,862	$147,012,599	$171,853,637

108,358	369,646	92,947	89,968	56,817	63,009
6,395	202,447	—	—	—	—

137,698	121,436	874,234	727,721	1,427,435	1,124,537
17,952	19,811	—	—	—	—

(53,752)	(407,026)	(374,752)	(1,341,390)	(647,720)	(1,237,944)
(39,905)	(200,120)	—	—	—	—

176,746	106,194	592,429	(523,701)	836,532	(50,398)

($69,430)	$128,141	($3,582,677)	$376,240	$(203,221)	—

DECEMBER 31, 2015	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Dividend Growth Fund		Sit Small Cap Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Three Months Ended June 30, 2015 [1]	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
Operations:
Net investment income (loss)	$42,682	$11,868	($381,636)	($805,946)
Net realized gain (loss) on investments and foreign currency transactions	(157,676)	6,933	(804,440)	11,269,192
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	(339,768)	(44,993)	(9,347,568)	(555,722)

Net increase (decrease) in net assets resulting from operations	(454,762)	(26,192)	(10,533,644)	9,907,524

Distributions from:
Net investment income
Common shares (Class I)	(36,966)	—	—	—
Common shares (Class S)	(14,534)	—	—	—
Net realized gains on investments
Common shares (Class I)	(452)	—	(8,910,218)	(11,167,852)
Common shares (Class S)	(218)	—	—	—

Total distributions	(52,170)	—	(8,910,218)	(11,167,852)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,629,114	3,724,971	2,162,821	3,040,540
Common shares (Class S)	227,430	2,364,633	—	—
Reinvested distributions
Common shares (Class I)	36,214	—	8,733,559	10,988,324
Common shares (Class S)	14,537	—	—	—
Payments for shares redeemed
Common shares (Class I)	(239,655)	—	(3,579,643)	(8,462,484)
Common shares (Class S)	(3,034)	(125,225)	—	—

Increase (decrease) in net assets from capital transactions	1,664,606	5,964,379	7,316,737	5,566,380

Total increase (decrease) in net assets	1,157,674	5,938,187	(12,127,125)	4,306,052

Net assets:
Beginning of period	5,938,187	—	103,815,835	99,509,783

End of period*	$7,095,861	$5,938,187	$91,688,710	$103,815,835

Capital transactions in shares:
Sold
Common shares (Class I)	165,866	372,170	37,649	52,307
Common shares (Class S)	23,462	236,449	—	—
Reinvested distributions
Common shares (Class I)	3,834	—	180,037	198,095
Common shares (Class S)	1,538	—	—	—
Redeemed
Common shares (Class I)	(24,944)	—	(64,393)	(144,334)
Common shares (Class S)	(303)	(12,513)	—	—

Net increase (decrease)	169,453	596,106	153,293	106,068

*includes undistributed (distributions in excess) net investment income (loss)	$3,365	$12,183	($381,636)	—
[1] The Fund commenced investment operations on March 31, 2015.

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

($941)	$124,089	($5,971)	$16,121

75,276	2,275,101	(23,446)	266,206
(954,349)	(2,780,503)	(1,592,260)	(1,106,491)

(880,014)	(381,313)	(1,621,677)	(824,164)

(121,000)	(354,576)	(12,000)	—
—	—	—	—

(1,330,288)	—	(211,867)	(795,509)
—	—	—	—

(1,451,288)	(354,576)	(223,867)	(795,509)

688,505	585,445	197,954	248,461
—	—	—	—

1,443,980	352,967	219,826	781,882
—	—	—	—

(631,118)	(1,844,577)	(535,308)	(1,026,294)
—	—	—	—

1,501,367	(906,165)	(117,528)	4,049

(829,935)	(1,642,054)	(1,963,072)	(1,615,624)

22,485,362	24,127,416	9,192,091	10,807,715

$21,655,427	$22,485,362	$7,229,019	$9,192,091

41,725	35,057	14,878	14,969
—	—	—	—

95,946	22,396	18,457	54,601
—	—	—	—

(38,383)	(112,589)	(42,520)	(65,574)
—	—	—	—

99,288	(55,136)	(9,185)	3,996

($1,007)	$120,934	($6,677)	$11,294

DECEMBER 31, 2015	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended December 31, 2015		Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period.	$21.54	$21.01	$18.42	$16.97	$16.47	$14.18

Operations:
Net investment income [1]	0.13	0.25	0.27	0.27	0.29	0.27
Net realized and unrealized gains (losses)	(0.07)	1.16	2.58	1.46	0.46	2.32

Total from operations	0.06	1.41	2.85	1.73	0.75	2.59

Distributions to Shareholders:
From net investment income	(0.29)	(0.24)	(0.26)	(0.28)	(0.25)	(0.30)
From net realized gains	(0.99)	(0.64)	—	—	—	—

Total distributions	(1.28)	(0.88)	(0.26)	(0.28)	(0.25)	(0.30)

Net Asset Value:
End of period.	$20.32	$21.54	$21.01	$18.42	$16.97	$16.47

Total investment return [2]	0.28%	6.86%	15.58%	10.26%	4.61%	18.46%

Net assets at end of period (000’s omitted)	$23,099	$22,970	$15,645	$13,492	$11,821	$11,150

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.24%	1.17%	1.36%	1.52%	1.75%	1.75%

Portfolio turnover rate (excluding short-term securities)	31.10%[4]	47.49%	54.52%	30.86%	47.01%	40.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Six Months Ended December 31, 2015		Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$17.40	$18.69	$16.35	$14.10	$13.91	$10.64

Operations:
Net investment income [1]	0.14	0.25	0.26	0.27	0.24	0.21
Net realized and unrealized gains (losses)	(0.20)	0.92	2.96	2.46	0.26	3.23

Total from operations	(0.06)	1.17	3.22	2.73	0.50	3.44

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.25)	(0.25)	(0.25)	(0.26)	(0.21)	(0.17)
From net realized gains	(1.84)	(2.21)	(0.63)	(0.22)	(0.10)	—

Total distributions.	(2.09)	(2.46)	(0.88)	(0.48)	(0.31)	(0.17)

Net Asset Value:
End of period	$15.25	$17.40	$18.69	$16.35	$14.10	$13.91

Total investment return [3]	(0.25%)	6.39%	20.26%	19.77%	3.76%	32.58%

Net assets at end of period (000’s omitted)	$906,238	$955,460	$1,017,106	$920,324	$619,667	$328,057
Ratios: [4]
Expenses.	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.62%	1.39%	1.50%	1.78%	1.79%	1.59%
Portfolio turnover rate (excluding short-term securities)	42.09%[5]	57.69%	44.36%	26.58%	26.84%	14.67%

Class S	Six Months Ended December 31, 2015		Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period.	$17.34	$18.63	$16.29	$14.06	$13.87	$10.61

Operations:
Net investment income [1]	0.12	0.21	0.22	0.23	0.21	0.17
Net realized and unrealized gains (losses)	(0.20)	0.91	2.96	2.44	0.26	3.23

Total from operations	(0.08)	1.12	3.18	2.67	0.47	3.40

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.22)	(0.20)	(0.21)	(0.22)	(0.18)	(0.14)
From net realized gains	(1.84)	(2.21)	(0.63)	(0.22)	(0.10)	—

Total distributions	(2.06)	(2.41)	(0.84)	(0.44)	(0.28)	(0.14)

Net Asset Value:
End of period.	$15.20	$17.34	$18.63	$16.29	$14.06	$13.87

Total investment return [3]	(0.39%)	6.13%	20.02%	19.39%	3.53%	32.27%

Net assets at end of period (000’s omitted)	$70,259	$82,959	$103,433	$134,498	$100,878	$56,280
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.37%	1.14%	1.25%	1.53%	1.54%	1.34%
Portfolio turnover rate (excluding short-term securities)	42.09%[5]	57.69%	44.36%	26.58%	26.84%	14.67%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2015	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Six Months Ended December 31, 2015		Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$14.80	$15.74	$14.27	$12.55	$13.26	$10.41

Operations:
Net investment income [1]	0.08	0.20	0.23	0.25	0.24	0.20
Net realized and unrealized gains (losses)	(0.53)	0.13	2.09	1.78	(0.58)	2.95

Total from operations	(0.45)	0.33	2.32	2.03	(0.34)	3.15

Redemption fees	—	—	— [2]	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.20)	(0.20)	(0.22)	(0.23)	(0.22)	(0.17)
From net realized gains	(1.00)	(1.07)	(0.63)	(0.08)	(0.15)	(0.13)

Total distributions	(1.20)	(1.27)	(0.85)	(0.31)	(0.37)	(0.30)

Net Asset Value:
End of period	$13.15	$14.80	$15.74	$14.27	$12.55	$13.26

Total investment return [3]	(2.97%)	2.19%	16.76%	16.36%	(2.44%)	30.55%

Net assets at end of period (000’s omitted)	$21,560	$21,424	$21,467	$14,196	$10,421	$7,834
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.17%	1.33%	1.55%	1.81%	1.97%	1.57%
Portfolio turnover rate (excluding short-term securities)	27.60%[5]	75.06%	48.68%	26.15%	26.65%	21.84%

Class S	Six Months Ended December 31, 2015		Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$14.78	$15.72	$14.25	$12.54	$13.24	$10.40

Operations:
Net investment income [1]	0.07	0.16	0.20	0.21	0.21	0.16
Net realized and unrealized gains (losses)	(0.54)	0.13	2.09	1.78	(0.57)	2.95

Total from operations	(0.47)	0.29	2.29	1.99	(0.36)	3.11

Redemption fees	—	—	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.16)	(0.19)	(0.20)	(0.19)	(0.14)
From net realized gains	(1.00)	(1.07)	(0.63)	(0.08)	(0.15)	(0.13)

Total distributions	(1.17)	(1.23)	(0.82)	(0.28)	(0.34)	(0.27)

Net Asset Value:
End of period	$13.14	$14.78	$15.72	$14.25	$12.54	$13.24

Total investment return [3]	(3.13%)	2.00%	16.49%	16.01%	(2.60%)	30.17%

Net assets at end of period (000’s omitted)	$2,864	$3,451	$3,323	$3,257	$2,608	$1,444
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.92%	1.08%	1.30%	1.56%	1.72%	1.32%
Portfolio turnover rate (excluding short-term securities)	27.60%[5]	75.06%	48.68%	26.15%	26.65%	21.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended
	December 31, 2015	Years Ended June 30,
	(Unaudited)	2015	2014	2013	2012	2011
Net Asset Value:
Beginning of period.	$47.21	$52.51	$47.53	$45.53	$43.96	$34.75

Operations:
Net investment income [1]	0.10	0.20	0.29	0.43	0.26	0.22
Net realized and unrealized gains	0.24	5.04	10.23	5.69	1.63	9.21

Total from operations	0.34	5.24	10.52	6.12	1.89	9.43

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(1.44)	(0.24)	(0.39)	(0.46)	(0.32)	(0.22)
From net realized gains	(9.51)	(10.30)	(5.15)	(3.66)	—	—

Total distributions	(10.95)	(10.54)	(5.54)	(4.12)	(0.32)	(0.22)

Net Asset Value:
End of period.	$36.60	$47.21	$52.51	$47.53	$45.53	$43.96

Total investment return [3]	0.71%	10.62%	22.92%	14.18%	4.39%	27.18%

Net assets at end of period (000’s omitted)	$133,961	$144,807	$188,574	$196,285	$254,256	$365,045

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.42%	0.41%	0.57%	0.92%	0.61%	0.54%
Portfolio turnover rate (excluding short-term securities)	11.43%[5]	24.04%	27.34%	13.42%	15.06%	25.36%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2015	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended
	December 31, 2015	Years Ended June 30,
	(Unaudited)	2015		2014		2013		2012	2011
Net Asset Value:
Beginning of period.	$20.22	$21.08		$17.69		$15.77		$15.88	$11.57

Operations:
Net investment loss [1]	(0.02)	(0.06)		(0.07)		(0.03)		(0.05)	(0.06)
Net realized and unrealized gains (losses)	(1.55)	1.91		4.54		2.32		(0.06)	4.37

Total from operations	(1.57)	1.85		4.47		2.29		(0.11)	4.31

Capital share proceeds	—	—		—		—		—	—	[2,3]

Redemption fees [2]	—	—		—		—		—	—

Distributions to Shareholders:
From net realized gains	(2.90)	(2.71)		(1.08)		(0.37)		—	—

Net Asset Value:
End of period.	$15.75	$20.22		$21.08		$17.69		$15.77	$15.88

Total investment return [4]	(7.68%)	9.52%		25.58%		14.70%		(0.69%)	37.25%[5]

Net assets at end of period (000’s omitted)	$147,013	$171,854		$180,276		$152,129		$144,601	$165,288

Ratios: [6,7]
Expenses (without waiver)	1.25%	1.25%		1.25%		1.25%		1.25%	1.25%
Expenses (with waiver)	1.25%	1.25%		1.25%		1.25%		1.25%	1.20%
Net investment loss (without waiver)	(0.26%)	(0.30%	)	(0.37%	)	(0.17%	)	(0.33% )	(0.49%	)
Net investment loss (with waiver)	(0.26%)	(0.30%	)	(0.37%	)	(0.17%	)	(0.33% )	(0.44%	)
Portfolio turnover rate (excluding short-term securities)	9.54%[8]	23.39%		27.65%		16.91%		16.23%	26.98%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

[8]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Six Months Ended December 31, 2015 (Unaudited)	Three Months Ended June 30, 2015 *

Net Asset Value:
Beginning of period	$9.96	$10.00

Operations:
Net investment income [1]	0.06	0.02
Net realized and unrealized losses.	(0.67)	(0.06)

Total from operations	(0.61)	(0.04)

Distributions to Shareholders:
From net investment income	(0.08)	—

Net Asset Value:
End of period	$9.27	$9.96

Total investment return [2]	(6.14%)	(0.40%)

Net assets at end of period (000’s omitted)	$4,791	$3,708

Ratios: [3]
Expenses	1.25%	1.25%
Net investment income	1.31%	0.98%
Portfolio turnover rate (excluding short-term securities)	16.62%[4]	2.63%[4]

Class S	Six Months Ended December 31, 2015 (Unaudited)	Three Months Ended June 30, 2015 *

Net Asset Value:
Beginning of period	$9.96	$10.00

Operations:
Net investment income [1]	0.05	0.02
Net realized and unrealized losses.	(0.68)	(0.06)

Total from operations	(0.63)	(0.04)

Distributions to Shareholders:
From net investment income	(0.06)	—

Net Asset Value:
End of period	$9.27	$9.96

Total investment return [2]	(6.31%)	(0.40%)

Net assets at end of period (000’s omitted)	$2,305	$2,230

Ratios: [3]
Expenses	1.50%	1.50%
Net investment income	1.06%	0.73%
Portfolio turnover rate (excluding short-term securities)	16.62%[4]	2.63%[4]

*	The Fund commenced investment operations on March 31, 2015.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

DECEMBER 31, 2015	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended
	December 31, 2015	Years Ended June 30,
	(Unaudited)	2015	2014		2013		2012		2011
Net Asset Value:
Beginning of period	$60.10	$61.38	$50.08		$43.90		$43.86		$31.32

Operations:
Net investment loss [1]	(0.22)	(0.48)	(0.55)		(0.30)		(0.34)		(0.36)
Net realized and unrealized gains (losses)	(5.91)	6.26	11.85		6.48		0.38		12.89

Total from operations	(6.13)	5.78	11.30		6.18		0.04		12.53

Capital share proceeds	—	—	—		—		—		0.01	[2]

Redemption fees [3]	—	—	—		—		—		—

Distributions to Shareholders:
From net realized gains	(5.21)	(7.06)	—		—		—		—

Net Asset Value:
End of period	$48.76	$60.10	$61.38		$50.08		$43.90		$43.86

Total investment return [4]	(10.16%)	10.38%	22.56%		14.08%		0.09%		40.04%[5]

Net assets at end of period (000’s omitted)	$91,689	$103,816	$99,510		$84,793		$78,202		$94,744
Ratios: [6]
Expenses	1.50%	1.50%	1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.78%)	(0.81% )	(0.94%	)	(0.64%	)	(0.82%	)	(0.91%	)
Portfolio turnover rate (excluding short-term securities)	12.69%[7]	31.07%	33.38%		28.36%		22.32%		30.33%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.03%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended December 31, 2015 (Unaudited)
		Years Ended June 30,
		2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$16.92	$17.44	$15.05	$13.29	$15.16	$11.67

Operations:
Net investment income (loss) [1]	— [2]	0.09	0.28	0.20	0.22	0.16
Net realized and unrealized gains (losses)	(0.66)	(0.34)	2.28	1.80	(1.86)	3.39

Total from operations.	(0.66)	(0.25)	2.56	2.00	(1.64)	3.55

Capital share proceeds	—	—	—	—	—	0.07	[3]

Redemption fees	—	—	—	—	— [2]	—	[2]

Distributions to Shareholders:
From net investment income	(0.09)	(0.27)	(0.17)	(0.24)	(0.23)	(0.13)
From net realized gains	(1.00)	—	—	—	—	—

Total distributions	(1.09)	(0.27)	(0.17)	(0.24)	(0.23)	(0.13)

Net Asset Value:
End of period	$15.17	$16.92	$17.44	$15.05	$13.29	$15.16

Total investment return [4]	(3.82%)	(1.35% )	17.06%	15.06%	(10.69% )	31.08%[5]

Net assets at end of period (000’s omitted)	$21,655	$22,485	$24,127	$20,890	$19,296	$24,823

Ratios: [6,7]
Expenses (without waiver)	1.50%	1.50%	1.50%	1.50%	1.50%	1.61%
Expenses (with waiver)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss) (without waiver)	(0.01%)	0.55%	1.69%	1.39%	1.62%	1.01%
Net investment income (loss) (with waiver)	(0.01%)	0.55%	1.69%	1.39%	1.62%	1.12%

Portfolio turnover rate (excluding short-term securities)	18.08%[8]	56.97%	46.91%	27.93%	27.82%	35.95%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.60% for the year ended June 30, 2011.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[8]	Not annualized.

DECEMBER 31, 2015	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended December 31, 2015 (Unaudited)
		Years Ended June 30,
		2015	2014	2013	2012	2011

Net Asset Value:
Beginning of period	$14.77	$17.48	$16.40	$17.70	$23.24	$19.00

Operations:
Net investment income (loss) [1]	(0.01)	0.03	(0.01)	0.04	0.06	0.03
Net realized and unrealized gains (losses)	(2.60)	(1.41)	2.07	0.14	(3.89)	4.90

Total from operations	(2.61)	(1.38)	2.06	0.18	(3.83)	4.93

Redemption fees	—	—	—	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.02)	—	(0.03)	(0.06)	(0.06)	(0.02)
From net realized gains	(0.35)	(1.33)	(0.95)	(1.42)	(1.65)	(0.67)

Total distributions	(0.37)	(1.33)	(0.98)	(1.48)	(1.71)	(0.69)

Net Asset Value:
End of period	$11.79	$14.77	$17.48	$16.40	$17.70	$23.24

Total investment return [3]	(17.70%)	(7.64% )	12.79%	0.36%	(16.29% )	25.95%

Net assets at end of period (000’s omitted)	$7,229	$9,192	$10,808	$10,615	$11,634	$15,420

Ratios: [4]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.15%)	0.16%	(0.07% )	0.24%	0.29%	0.15%

Portfolio turnover rate (excluding short-term securities)	13.60%[5]	21.51%	21.45%	15.48%	22.56%	19.14%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2015

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any

DECEMBER 31, 2015	67

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2015 (Continued)

dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2015 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2012, 2013 and 2014 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2015, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$3,662,681	($429,783)	$3,232,898	$18,227,681
Dividend Growth	108,159,648	(19,332,931)	88,826,717	883,892,895
Global Dividend Growth	2,265,804	(1,157,467)	1,108,337	22,758,186
Large Cap Growth	44,827,357	(2,548,143)	42,279,214	90,017,989
Mid Cap Growth	53,242,461	(5,313,734)	47,928,727	97,228,057
Small Cap Dividend Growth	281,848	(666,609)	(384,761)	7,143,985
Small Cap Growth	28,945,551	(4,398,659)	24,546,892	65,165,191
International Growth	3,264,247	(1,868,876)	1,395,371	19,898,697
Developing Markets Growth	1,273,510	(1,109,095)	164,415	6,990,753

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2015 and 2014 were as follows:

Year Ended June 30, 2015:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$226,644	$452,434	$679,078
Dividend Growth (Class I)	19,006,449	114,151,521	133,157,970
Dividend Growth (Class S)	1,514,587	10,059,686	11,574,273
Global Dividend Growth (Class I)	315,934	1,468,820	1,784,754
Global Dividend Growth (Class S)	50,637	240,326	290,963
Large Cap Growth	1,318,355	32,548,866	33,867,221
Mid Cap Growth	—	22,297,244	22,297,244
Small Cap Dividend Growth (Class I)	—	—	—
Small Cap Dividend Growth (Class S)	—	—	—
Small Cap Growth	—	11,167,852	11,167,852
International Growth	354,576	—	354,576
Developing Markets Growth	—	795,509	795,509

DECEMBER 31, 2015	69

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2015 (Continued)

Year Ended June 30, 2014:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$190,000	—	$190,000
Dividend Growth (Class I)	17,289,602	$31,374,733	48,664,335
Dividend Growth (Class S)	2,140,368	4,875,856	7,016,224
Global Dividend Growth (Class I)	263,794	736,258	1,000,052
Global Dividend Growth (Class S)	43,211	153,131	196,342
Large Cap Growth	1,617,540	19,002,570	20,620,110
Mid Cap Growth	—	8,937,914	8,937,914
Small Cap Growth	—	—	—
International Growth	231,001	—	231,001
Developing Markets Growth	16,575	596,525	613,100

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Unrealized
	Ordinary	Accumulated	Appreciation
	Income	Gain (Loss)	(Depreciation)
Balanced	$137,851	$547,666	$3,755,927
Dividend Growth	9,585,429	90,279,101	145,273,352
Global Dividend Growth	242,187	1,760,714	1,457,224
Large Cap Growth	1,487,352	24,857,715	47,562,319
Mid Cap Growth	—	20,653,228	64,568,912
Small Cap Dividend Growth	19,116	662	(44,606)
Small Cap Growth	—	8,910,115	33,891,455
International Growth	120,934	1,194,589	2,206,137
Developing Markets Growth	11,294	130,362	1,756,500

Net capital loss carryovers and late year losses, if any, as of June 30, 2015, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012.

For the year ended June 30, 2015, the Funds’ utilized pre-enactment capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
International Growth	$1,081,060	2018	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2015, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$2,340,532	$4,245,923	$2,535,608	$4,573,092
Dividend Growth	—	442,902,774	—	489,161,128
Global Dividend Growth	—	6,923,849	—	6,676,561
Large Cap Growth	—	15,875,858	—	27,332,234
Mid Cap Growth	—	14,816,539	—	26,664,535
Small Cap Dividend Growth	—	2,607,338	—	1,092,867
Small Cap Growth	—	12,099,945	—	14,719,830
International Growth	—	3,960,270	—	3,901,478
Developing Markets Growth	—	1,062,386	—	1,296,543

DECEMBER 31, 2015	71

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2015 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Class I and Class S	1.00%
Global Dividend Growth Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Dividend Growth Class I and Class S	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth, Dividend Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2015:

		% Shares
	Shares	Outstanding
Balanced	251,619	22.1
Dividend Growth	1,128,022	1.8
Global Dividend Growth	748,847	40.3
Large Cap Growth	581,444	15.9
Mid Cap Growth	3,963,455	42.5
Small Cap Dividend Growth	585,789	76.5
Small Cap Growth	936,970	49.8
International Growth	804,047	56.3
Developing Markets Growth	265,942	43.4

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2015, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$1,917	$272
Large Cap Growth	2,245	—
Mid Cap Growth	136	—
Small Cap Growth	199	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

DECEMBER 31, 2015	73

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 to December 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15- 12/31/15)
Balanced Fund

Actual	$1,000	$1,002.80	$5.03
Hypothetical	$1,000	$1,020.11	$5.08

Dividend Growth Fund

Actual
Class I	$1,000	$997.50	$5.02
Class S	$1,000	$996.10	$6.27
Hypothetical
Class I	$1,000	$1,020.11	$5.08
Class S	$1,000	$1,018.85	$6.34

Global Dividend Growth Fund

Actual
Class I	$1,000	$970.30	$6.19
Class S	$1,000	$968.70	$7.42
Hypothetical
Class I	$1,000	$1,018.85	$6.34
Class S	$1,000	$1,017.60	$7.61

Large Cap Growth Fund

Actual	$1,000	$1,007.10	$5.05
Hypothetical	$1,000	$1,020.11	$5.08

Mid Cap Growth Fund

Actual	$1,000	$923.20	$6.04
Hypothetical	$1,000	$1,018.85	$6.34

Small Cap Dividend Growth Fund

Actual
Class I	$1,000	$938.60	$6.09
Class S	$1,000	$936.90	$7.30
Hypothetical
Class I	$1,000	$1,018.85	$6.34
Class S	$1,000	$1,017.60	$7.61

Small Cap Growth Fund

Actual	$1,000	$898.40	$7.16
Hypothetical	$1,000	$1,017.60	$7.61

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15- 12/31/15)
International Growth Fund
Actual	$1,000	$961.80	$7.40
Hypothetical	$1,000	$1,017.60	$7.61

Developing Markets Growth Fund
Actual	$1,000	$823.00	$9.16
Hypothetical	$1,000	$1,015.08	$10.13

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class I, Small Cap Dividend Growth, Class I and Mid Cap Growth Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

DECEMBER 31, 2015	75

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 26, 2015 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992; (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)(Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $14 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund, interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years (both before and after the voluntary waiver of fees by SIA with respect to Mid Cap Growth Fund prior to January 1, 2011 and International Growth Fund prior to November 1, 2010) and the current fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA

DECEMBER 31, 2015	77

ADDITIONAL INFORMATION (Unaudited) (Continued)

except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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80

Semi-Annual Report
December 31, 2015

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

Sit Stock 12-15

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 25, 2016

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 25, 2016